Initials

                                      Buyer________      BRAD
                                      ______
                                                   Exhibit 10.40A

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL
TREATMENT REQUEST.


         PURCHASE AGREEMENT BETWEEN BOMBARDIER, INC. AND
               ATLANTIC COAST AIRLINES, AS AMENDED


              BOMBARDIER REGIONAL AIRCRAFT DIVISION


                       PURCHASE AGREEMENT


                             RJ-0350




                             BETWEEN


                         BOMBARDIER INC.



                               AND



                     ATLANTIC COAST AIRLINES

                   Relating to the Purchase of
        Thirty-three (33) Canadair Regional Jet aircraft

           Including related Customer Support Services


                        TABLE OF CONTENTS

     ARTICLE
          1    INTERPRETATION
          2    SUBJECT MATTER OF SALE
          3    CUSTOMER SUPPORT SERVICES AND WARRANTY
          4    PRICE
          5    PAYMENT
          6    DELIVERY PROGRAM
          7    BUYER INFORMATION
          8    CERTIFICATION/FOR EXPORT/
          9    ACCEPTANCE PROCEDURE
          10   TITLE AND RISK
          11   CHANGES
          12   BUYER'S REPRESENTATIVES AT MANUFACTURE SITE
          13   EXCUSABLE DELAY
          14   NON-EXCUSABLE DELAY
          15   LOSS OR DAMAGE
          16   TERMINATION
          17   NOTICES
          18   INDEMNITY AGAINST PATENT INFRINGEMENT
19   LIMITATION OF LIABILITY
          20   ASSIGNMENT
          21   SUCCESSORS
          22   APPLICABLE LAWS
          23   CONFIDENTIAL NATURE OF AGREEMENT
          24   AGREEMENT
          25   DISPUTES

     APPENDIX
          I    ECONOMIC ADJUSTMENT FORMULA
          II   DELIVERY SCHEDULE
          III  SPECIFICATION
          IV   BUYER SELECTED OPTIONAL FEATURES


     EXHIBIT
          I    CERTIFICATE OF ACCEPTANCE
          II   BILL OF SALE
          III  CERTIFICATE OF RECEIPT OF AIRCRAFT
          IV   CHANGE ORDER


     ANNEX A   CUSTOMER SUPPORT SERVICES
     ANNEX B   WARRANTY AND SERVICE LIFE POLICY


                        LETTER AGREEMENTS


B96-7701-RJTL-RJ0350-001A     Credit Memorandum

B96-7701-RJTL-RJ0350-002      Conditions Precedent

B96-7701-RJTL-RJ0350-003      Option Aircraft

B96-7701-RJTL-RJ0350-004      Options

B96-7701-RJTL-RJ0350-005A     FIPP

B96-7701-RJTL-RJ0350-006      Operational Restrictions

B96-7701-RJTL-RJ0350-007A     Financing

B96-7701-RJTL-RJ0350-008      Schedule Completion Rate

B96-7701-RJTL-RJ0350-009      Airframe Direct Maintenance Cost

B96-7701-RJTL-RJ0350-010      Additional Customer Support

B96-7701-RJTL-RJ0350-011      Spares

B96-7701-RJTL-RJ0350-012      Marketing Support

B96-7701-RJTL-RJ0350-013      Spares Credit

B96-7701-RJTL-RJ0350-014      Taxes, Duties and Licenses

B96-7701-RJTL-RJ0350-015      Airworthiness Directives

B96-7701-RJTL-RJ0350-016      Reconciliation

B97-7701-AP-RJ0350-017        Spare Parts Price Catalogue

B97-7701-AP-RJ0350-018        Exercise of Twelve Option Aircraft

B97-7701-AP-RJ0350-019        Transferability of Aircraft
Delivery Positions

B97-7701-AP-RJ0350-020        United Approval

B97-7701-AP-RJ0350-021        Flight Data Recorder

B97-7701-AP-RJ0350-022        Cargo Floorboards

Letter Agreement No. 023      n/a

B98-7701-AP-RJ0350-024        Additional Option Aircraft

Letter Agreement No. 025      n/a


This Agreement is made on the 8th day of January 1997.


BY AND BETWEEN:  BOMBARDIER INC., a Canadian Corporation
                 represented by its BOMBARDIER REGIONAL AIRCRAFT
                 DIVISION ("BRAD") having an office at 123
                 Garratt Boulevard, Downsview, Ontario, Canada.



AND: ATLANTIC COAST AIRLINES, a California Company, having offices at 515A Shaw Road, Sterling,
                 Virginia, U.S.A. 20166  ("Buyer")


WHEREAS          Bombardier Inc. through its Canadair
                 Manufacturing Division, is engaged in the manufacture of the Canadair Regional Jet aircraft products; and

                 BRAD has been created for the purpose of providing marketing, sales and customer support services for the Canadair Regional Jet aircraft and related products;

WHEREAS Buyer desires to purchase thirty-three (33) Aircraft (as later defined) and related data, documents, and services under this Agreement (as later defined), and BRAD desires to arrange the sale of such Aircraft, data, documents and services to Buyer,

WHEREAS Atlantic Coast Airlines Inc., a Delaware Corporation, the parent of Buyer, is prepared to provide a guarantee of Buyer's obligations hereunder, in a form acceptable to the parties and the financiers.




NOW THEREFORE, in consideration of the mutual covenants herein contained, Buyer and BRAD agree as follows:

ARTICLE 1.     INTERPRETATION

1.1 The recitals above have been inserted for convenience only and do not form part of the agreement.

1.2 The headings in this agreement are included for convenience only and shall not be used in the construction and interpretation of this agreement.

1.3 In this agreement, unless otherwise expressly provided, the singular includes the plural and vice-versa.

1.4 In this agreement the following expressions shall, unless otherwise expressly provided, mean:

     (a) "Acceptance Period" shall have the meaning attributed to it in Article 9.3;

     (b) "Acceptance Date" shall have the meaning attributed to it in Article 9.7.(a);

     (c) "Agreement" means this Agreement, including its Exhibits, Annexes, Appendices and Letter Agreements, if any, attached hereto (each of which is incorporated in the Agreement by this reference), as they may be amended pursuant to the provisions of the Agreement;

     (d)  "Aircraft" shall have the meaning attributed to it in
          Article 2.1;

     (e)  "Aircraft Purchase Price" shall have the meaning
          attributed to it in Article   4.2;

     (f)  "Base Price" shall have the meaning attributed to it in
          Article 4.1;

     (g) "Bill of Sale" shall have the meaning attributed to it in Article 9.7 (c);

     (h)  "BFE"  shall have the meaning attributed to it in
          Article 11.1;

     (h.1)     "Bombardier Group"  shall have the meaning
          attributed to it in Article 24.3;

     (h.2)     [     *
                                ]

     (i)  "Buyer Selected Optional Features" shall have the
          meaning attributed to it      in Article 2.1;

     (j) "Delivery Date" shall have the meaning attributed to it in Article 9.7.(c);

     (k) "Economic Adjustment Formula" shall have the meaning attributed to it in Article 4.2;

     (l) "Excusable Delay" shall have the meaning attributed to it in Article 13.1;

     (m)  "FAA"  shall have the meaning attributed to it in
          Article 8.1;

     (m.1)     "Grace Period" shall have the meaning attributed
          to it in Article 14.1;

     (n) "Non-Excusable Delay" shall have the meaning attributed to it in Article 14.1;

     (o)  "Notice" shall have the meaning attributed to it in
          Article 17.1;

     ( p) "Other Patents" shall have the meaning attributed to it in Article 18.1;

     ( q) "Permitted Change" shall have the meaning attributed to it in Article 11.2;

     ( r) "Readiness Date" shall have the meaning attributed to it in Article 9.1;

     ( s) "Regulatory Change" shall have the meaning attributed to it in Article 8.4;

     ( t) "Scheduled Delivery Dates" shall have the meaning attributed to it in Article 6;

     ( u) "Specification" shall have the meaning attributed to it in Article 2.1;

     ( v) "Taxes" shall have the meaning attributed to it in
          Article 4.3.;

     ( w) "TC"  shall have the meaning attributed to it in
          Article 8.1;

     ( x) "Net Aircraft Purchase Price" shall have the meaning attributed to it in Article 5.3.;

     ( y) [     *
                                ]

     ( z) "Deposit" shall have the meaning attributed to it in
          Article 5.2.1.;

     (z.1)     "Technical Data" shall have the meaning attributed
          to it in Annex A Article 4.1;

     (z.2)     "Total Deposit)" shall have the meaning attributed
          to it in
          Article 5.2.1.b); and


1.5  All dollar amounts in this Agreement are in United States
     Dollars.


ARTICLE 2 - SUBJECT MATTER OF SALE

2.1 Subject to the provisions of this Agreement, BRAD will sell and Buyer will purchase thirty-three (33) Canadair Regional Jet aircraft model CL600-2B19 Version 200ER, manufactured pursuant to specification Number RAD-601R-146 Issue NC dated November 18, 1996, attached hereto as Appendix III, as that specification may be modified from time to time in accordance with this Agreement (the "Specification"), as supplemented to reflect the incorporation of the Buyer selected optional features ("Buyer Selected Optional Features") set forth in Appendix IV hereto (collectively the "Aircraft").



ARTICLE 3 - CUSTOMER SUPPORT SERVICES AND WARRANTY

3.1 BRAD shall provide to Buyer the customer support services pursuant to the provisions of Annex A attached hereto.

3.2 BRAD shall provide to Buyer the warranty and the service life policy described in Annex B attached hereto.

3.3 Unless expressly stated otherwise, the services referred to in 3.1 and 3.2 above are incidental to the sale of the Aircraft and are included in the Aircraft Purchase Price.

ARTICLE 4  -  PRICE

4.1       (a)  The base price for each of the Aircraft (excluding
          the Buyer Selected Optional Features) Ex Works
          (Incoterms 1990) BRAD's offices or premises in
          Montreal, Province of Quebec, Canada, is [     *

                 ] expressed
          in July 1, 1995 dollars.

          (b)  The base price of the Buyer Selected Optional
          Features, for the first through eighth Aircraft, is
          [     *

                 ] expressed in
           July 1, 1995 dollars.

          (c)  The base price of the Buyer Selcted Optional
          Features, for the ninth and subsequent Aircraft, is
          [     *


                 ] expressed in
          July 1, 1995 dollars.

     The Aircraft base price shall be the base price for the Aircraft as stated in paragraph (a), plus the base price of the Buyer Selected Optional Features as stated in paragraph
     (b) or (c), as applicable (the "Base Price").

4.2 The price of the Aircraft (the "Aircraft Purchase Price") shall be the Base Price adjusted to the date of delivery; to reflect economic fluctuations during the period from July 1, 1995 to the respective delivery date of the Aircraft. Such adjustments shall be based on the formula as found in
     Appendix I ("Economic Adjustment Formula").  [     *



                                          ]


     [     *







                                                       ]
          [     *








































                                                            ]
          [     *





























                                                              ]

4.3  Upon the occurrence of events as described in this paragraph
     4.3, there will be adjustments as follows:

     4.3.1 In the event that BRAD and Buyer agree to any changes in the Specification or selected optional features, or should changes in the Specification or selected optional features be made pursuant to Article
          11.1 or as a result of any Regulatory Changes pursuant to Article 8.4 which are chargeable to Buyer pursuant to Article 8.5, or in the event that BRAD and Buyer
          agree to any [     *

                                                    ]

     4.3.2     The [     *                                      ]
          adjustment shall be based
          on the projected index rate for the agreed delivery month as identified in Attachment 1 to Appendix I.

     4.3.3 The Credit Memorandum adjustment shall be in accordance with the terms of Letter Agreement No. 1B.

4.3.4     [     *




             ]

     4.3.5 In the event of a Non-Excusable Delay, the provisions of Article 14.2 shall apply.


4.4 The Aircraft Purchase Price does not include any taxes, fees or duties including, but not limited to, sales, use, value added (including the Canadian Goods and Services Tax), personal property, gross receipts, franchise, excise taxes, assessments or duties ("Taxes") which are or may be imposed by law upon BRAD, any affiliate of BRAD, Buyer or the Aircraft whether or not there is an obligation for BRAD to collect same from Buyer, by any taxing authority or jurisdiction occasioned by, relating to or as a result of the execution of this Agreement or the sale, lease, delivery, storage, use or other consumption of any Aircraft, BFE or any other matter, good or service provided under or in connection with this Agreement.

4.5 If any Taxes (other than income taxes charged on the income of Bombardier Group) are imposed upon Buyer or become due or are to be collected from Bombardier Group by any taxing authority resulting from, relating to or in connection with the execution of this Agreement, the sale, lease, delivery, storage, use or other consumption of any Aircraft, BFE or any other matter, goods or services provided for under this Agreement, BRAD shall notify Buyer and Buyer shall promptly, but no later than ten (10) working days after receiving such notice, pay such Taxes directly to the taxing authority, or reimburse BRAD for such Taxes, as the case may be, including interest and penalties. Buyer shall only reimburse BRAD for interest and penalties if BRAD notifies Buyer in writing of the imposition of these Taxes within ten (10) working days of the member of Bombardier Group receiving written notification of such Taxes.

4.6 Upon BRAD's request, Buyer shall execute and deliver to BRAD any documents that BRAD deems necessary or desirable in connection with any exemption from or reduction of or the contestation of or the defense against any imposition of Taxes.

4.7 Upon Buyer's request, BRAD shall execute and deliver to Buyer any documents that Buyer deems necessary or desirable in connection with any exemption from or reduction of or the contestation of or the defense against any imposition of Taxes.
ARTICLE 5  -  PAYMENT

5.1  Intentionally left blank.

5.2  Deposit

     5.2.1 The deposit for the Aircraft (the "Deposit") will be paid as follows:

          a)   Four Million ($4,000,000 U.S.) United States
          Dollars on the business day following execution of the Agreement, and

          b)   Eleven Million ($ 11,000,000 U.S.) United States
          Dollars on or before April 1, 1997.

               The total sum of Fifteen Million ($15,000,000
          U.S.) United States Dollars (the "Total Deposit") will
          be retained by BRAD [     *







                ]

               [     *


                     ]

             [     *






                                                           ]



5.2.2 Notwithstanding the provisions of Article 5.2.1 (b) above, should Buyer not be in a position to provide the total Eleven Million ($ 11,000,000 U.S.) United States Dollars referred to in Article 5.2.1 (b) by April 1, 1997,
     [     *

                                                               ]
     any
      remaining portion of the Deposit then due, up to a sum of Eleven Million ($11,000,000 U.S.) United States Dollars.

     [     *
                                                              ]
     Buyer
     agrees to pay BRAD the Deposit or the remaining portion thereof, by issuing an assignable promissory note payable on July 15, 1997. The promissory note shall bear interest at
     an annual interest rate of [     *              ] per annum
     calculated and compounded monthly for any such outstanding balance of the Deposit, from April 1, 1997, and up to and including the day prior to receipt of such payment.


5.3  Payment Terms

     Buyer shall pay BRAD on or before the Delivery Date either
     i) the Aircraft Purchase Price of such Aircraft less the amount of the applicable Credit Memorandum as set out in Letter Agreement No. 1, which will be credited by BRAD
     toward the Aircraft Purchase Price, [     *


      ] such
     amount being the "Net Aircraft Purchase Price".

5.4 Subject to the provisions of Article 9.9 hereof, should Buyer fail to make any of the aforementioned Deposit payments on or before the stipulated date and Buyer does not correct the default within a period of thirty (30) days thereafter, this Agreement shall automatically terminate and BRAD shall have no further obligation to Buyer under this Agreement, including the obligation to proceed further with the manufacture of the Aircraft on behalf of Buyer or the sale and/or delivery of the Aircraft to Buyer. BRAD shall have the option (but not the obligation) of waiving such termination should Buyer make arrangements satisfactory to BRAD for such payment and all future payments within ten
     (10) calendar days of Buyer's default.

5.5 Buyer shall pay BRAD daily interest on late payments, from the date that any payment becomes due up to and including the day prior to receipt of payment, at a rate of two per cent (2 %) per annum over the U.S. prime rate charged by the Chase Manhattan Bank, New York Branch, or its successor,, from time to time, calculated and compounded monthly. BRAD's right to receive such interest is in addition to any other right or remedy BRAD has at law as a result of Buyer's failure to make payments when due.

5.6 If under any terms of the Agreement BRAD is obligated to return the Deposit or make other payments if applicable to Buyer, with or without interest as provided for herein, BRAD shall do so within five (5) working days , and if BRAD fails to do so, BRAD shall pay Buyer daily interest on late payments from the date any payment becomes due up to and including the day prior to receipt of payment, at a rate of two per cent
     (2 %) per annum over the U.S. prime rate charged from time to time by the Chase Manhattan Bank, New York Branch, or its successor, calculated and compounded monthly. The five (5) days grace period mentioned above shall not apply to return of Deposits coincident with the return of the last six (6) Aircraft.

5.7 Buyer shall make all payments due under this Agreement in immediately available funds by deposit on or before the due date to BRAD's account in the following manner:

     (a)  Transfer to:        [     *

                                                       ]

     (b)  For credit to:      [     *



                                                       ]

     (c)  For further credit to:   [     *

                                                  ]



     BRAD shall make all payments due under this Agreement in immediately available funds by deposit on or before the due date to Buyer's account as specified below:

          Account Name:  [     *          ]

          Bank Name:          [     *
                                          ]

          Account No.:        [     *          ]

          Bank ABA:      [     *          ]



5.8 All other amounts due with respect to each Aircraft shall be paid on or prior to the Delivery Date of the respective
     Aircraft.

5.9 All payments provided for under this Agreement to either party shall be made so as to be received in immediately available funds on or before the dates stipulated herein. Neither party shall incur interest charges for any delay which occurs after provision of a proof of transfer from that party's bank.

5.10 BRAD, or its affiliate to whom the Aircraft may have been sold, shall remain the exclusive owner of the Aircraft, free and clear of all rights, liens, charges or encumbrances created by or through Buyer, until such time as all payments referred to in this Article 5 have been made.


ARTICLE 6  -  DELIVERY PROGRAM

6.1 The Aircraft shall be offered for inspection and acceptance to Buyer at BRAD's facility in Montreal, Quebec during the months set forth in Appendix II attached hereto (the
     "Scheduled Delivery Dates").


ARTICLE 7  -  BUYER INFORMATION

7.1 During the manufacture of the Aircraft, Buyer shall provide to BRAD on or before the date required by BRAD, all information as BRAD may reasonably request to manufacture the Aircraft including, without limitation, the selection of furnishings, internal and external colour schemes.

     On or before January 31, 1997, Buyer will:

     (a) provide BRAD with an external paint scheme agreed on by the parties; and

     (b)  select interior colours (from BRAD's standard colours).

     Failure of Buyer to substantially comply with these requirements may result in a reasonable increase in price, as applicable, a delay in delivery of the Aircraft, or both.

ARTICLE 8  -  CERTIFICATION FOR EXPORT

8.1 BRAD has obtained and will continue to have on each Delivery Date from Transport Canada ("TC"), a valid TC Type Approval (Transport Category) and from the Federal Aviation Administration of the United States ("FAA") an FAA Type Certificate for the type of aircraft purchased under this Agreement.

8.2 BRAD shall provide to Buyer a TC Certificate of Airworthiness (Transport Category) for export, on or before the Delivery Date with respect to each Aircraft.

8.3 The obtaining of any import license or authority required to import or operate the Aircraft into any country outside of Canada shall be the responsibility of Buyer. BRAD will, assist Buyer in obtaining import permits and licenses. BRAD shall, with Buyer's assistance, obtain the issuance of a Canadian export license to enable Buyer to export the Aircraft from Canada, subject to prevailing export control regulations in effect on the Delivery Date. Except as provided in Articles 8.1, 8.2 and 8.3 BRAD shall not be obligated to obtain any other certificates or approvals as part of this Agreement.

8.4 If any addition or change to, or modification or testing of the Aircraft is required or will be required by the passage of time by any law or governmental regulation or requirement or interpretation thereof by any governmental agency having jurisdiction subsequent to the date of this Agreement but prior to the Delivery Date in order to meet the requirements of Article 8.2 (a "Regulatory Change"), such Regulatory Change shall be made to the Aircraft prior to Delivery Date, or at such other time after the Delivery Date as the parties may agree upon taking into account the terminating action deadline.

8.5 The Regulatory Change shall be made without additional charge to Buyer unless such Regulatory Change is:

          (a) necessary to comply with any requirement of the United States, the country of import, which varies from or is in addition to its regulation, requirement or interpretation in effect on the date hereof for the issuance of a Certificate of Airworthiness in said country of import (unless such requirement has been imposed to correct a defect specific to the Aircraft or to the Canadair Regional Jet fleet of aircraft), in which case Buyer shall pay BRAD's reasonable charges for such Regulatory Change, or

          (b) required by any governmental law or regulations or interpretation thereof promulgated by TC or the FAA which is effective subsequent to the date of this Agreement but before the Delivery Date and which is applicable to all aircraft in general or to all aircraft of the same category as the Aircraft, in which case Buyer shall pay BRAD's reasonable charges for such Regulatory Change incorporated in any such Aircraft.

8.6 If delivery of the Aircraft is delayed by the incorporation of any Regulatory Change, such delay shall be an Excusable Delay within the meaning of Article 13 subject to the limitations therein. Notwithstanding the provision of
     Article 13.2(b), should the Regulatory Change be required to correct a defect specific to the Aircraft or to the Canadair
     Regional Jet fleet of aircraft, [     *

                                          ]

8.7 BRAD shall issue a Change Order, reflecting any Regulatory Change required to be made under this Article 8, which shall set forth in detail the particular changes to be made and the effect, if any, of such changes on design, performance, weight, balance, time of delivery, Base Price, the Aircraft
     Purchase Price, [     *

                             ] all in accordance with this
     Agreement. Any Change Orders issued pursuant to this Article shall be effective and binding upon the date of BRAD's transmittal of such Change Order, all in accordance with this Agreement. Although Buyer's consent to said Change Order is not required, BRAD agrees to consult with Buyer regarding the change proposed by BRAD to implement such Regulatory Change.

8.8  If the use of any of the certificates identified in this
     Article 8 are discontinued during the performance of this Agreement, reference to such discontinued certificate shall be deemed a reference to any other certificate or instrument which corresponds to such certificate or, if there should not be any such other certificate or instrument, then BRAD shall be deemed to have obtained such discontinued certificate(s) upon demonstrating that the Aircraft complies substantially with the Specification.

ARTICLE 9  -  ACCEPTANCE PROCEDURE

9.1  No later than
     [     *
                                   BRAD
     shall inform Buyer by facsimile or telegraphic communication or other expeditious means, of the projected week of delivery within the delivery month

     BRAD shall give Buyer at least [     *                   ]
     advance notice, by facsimile or
     telegraphic communication or other expeditious means, of the projected date of readiness of each Aircraft for inspection and delivery. BRAD and Buyer shall then agree on a mutually acceptable targeted delivery schedule within the delivery month.

     BRAD shall give Buyer at least
     [     *                                       ] advance
     notice, by
     facsimile or telegraphic communication or other expeditious means, of the date on which an Aircraft will be ready for Buyer's inspection, flight test and acceptance (the "Readiness Date"), which Readiness Date shall take into account the targeted delivery schedule mentioned above or such other date as the parties may have agreed upon.

9.2 Within two (2) days following receipt by Buyer of the notice of Readiness Date Buyer shall:

          (a) provide notice to BRAD as to the source and method of payment of the balance of the Aircraft Purchase
          Price;

          (b)  identify to BRAD the names of Buyer's
          representatives who will participate in the inspection, flight test and acceptance; and

          (c) provide evidence of the authority of the designated persons to execute the Certificate of Acceptance and other delivery documents on behalf of Buyer.

9.3 Buyer shall have three (3) consecutive working days commencing on the Readiness Date in which to complete the inspection and flight test (such three (3) working day period being the "Acceptance Period"). This three (3) day period may be extended in the event of any delay by BRAD in making the Aircraft available for inspection and flight test.

9.4 Up to four (4) representatives of Buyer may participate in Buyer's ground inspection of the Aircraft and two (2) representatives of Buyer may participate in the flight test. BRAD shall, if requested by Buyer, perform an acceptance flight of not less than one (1) and not more than three (3) hours duration. Ground inspection, in accordance with procedures to be mutually agreed to, and flight test shall be conducted in accordance with BRAD's acceptance procedures (a copy of which shall be provided to Buyer at least 30 days prior to the Scheduled Delivery Date of the First Aircraft hereunder), as may be amended by mutual agreement of Buyer and BRAD, and at BRAD's expense. At all times during ground inspection and flight test, BRAD shall retain control over the Aircraft.

9.5 If no Aircraft defect or discrepancy is revealed during the ground inspection or flight test, Buyer shall accept the Aircraft on or before the last day of the Acceptance Period in accordance with the provisions of Article 9.7.

9.6 If any material defect or discrepancy in the Aircraft is revealed by Buyer's ground inspection or flight test, the defect or discrepancy will promptly be corrected by BRAD, at no cost to Buyer, which correction may occur during or after the Acceptance Period depending on the nature of the defect or discrepancy and of the time required for correction. To the extent necessary to verify such correction, BRAD shall perform one (1) or more further acceptance flights or ground inspections as applicable. Notwithstanding the provisions of Article 4.2, should the Delivery Date of an Aircraft occur in the month subsequent to the Scheduled Delivery Date
     due to the correction of defects or discrepancies, [     *

                               ]

9.7 Upon completion of the ground inspection and acceptance flight of the Aircraft and correction of any defects or discrepancies:

          (a) Buyer will sign a Certificate of Acceptance (in the form of Exhibit I hereto) for the Aircraft. Execution of the Certificate of Acceptance by or on behalf of Buyer shall be evidence of Buyer having examined the Aircraft and found it in accordance with the provisions of this Agreement. The date of signature of the Certificate of Acceptance shall be the "Acceptance Date";

          (b) BRAD will supply a TC Certificate of Airworthiness for Export; and

          (c)  Buyer shall pay BRAD the balance of
          [     *                                         ] and
          any other amounts due, at which time BRAD shall issue an FAA bill of sale and a warranty bill of sale in a form acceptable to BRAD and financiers (substantially in accordance with the forms attached as Exhibit II(a) and Exhibit II(b) hereto), passing to Buyer, or approved assignee pursuant to Article 20, good title to the Aircraft free and clear of all liens, claims, charges and encumbrances except for those liens, charges or encumbrances created by or claimed through Buyer (the "Bill of Sale"). The date on which BRAD delivers the Bill of Sale and Buyer takes delivery of the Aircraft shall be the "Delivery Date".

     Delivery of the Aircraft shall be evidenced by the execution and delivery of the Bill of Sale and of the Certificate of Receipt of Aircraft (in the form of Exhibit III hereto).

9.8  Provided that BRAD has met all of its obligations under this
     Article 9, should Buyer not accept, pay for (subject to Letter Agreement No. 7) and take delivery of any of the Aircraft within ten (10) calendar days after the end of the Acceptance Period of such Aircraft, Buyer shall be deemed to
     be in default of the terms of this Agreement [     *

                                  ]

9.9 Should the Buyer be in default pursuant to Article 9.8 hereof, Buyer shall promptly, upon demand, reimburse BRAD for all costs and expenses reasonably incurred by BRAD as a result of such Buyer's failure to accept or take delivery of the Aircraft, including but not limited to reasonable amounts for storage, insurance, taxes, preservation or protection of the Aircraft, and provided that BRAD has met all of its obligations under this Article 9, should Buyer not accept, pay for and/or take delivery of any one of the
     Aircraft within [     *
                        ] following the end of the Acceptance
     Period, BRAD may, at its option, terminate the present Agreement with respect to any of the undelivered Aircraft. BRAD shall however, have the option (but not the obligation) of waiving such termination should Buyer, within ten (10) calendar days following such termination, make arrangements satisfactory to BRAD to accept delivery and provide payment for all amounts owing or to become due pursuant to this Agreement.


ARTICLE 10  -  TITLE AND RISK

10.1 Title to the Aircraft and risk of loss of or damage to the Aircraft passes to Buyer when BRAD presents the Bill of Sale to Buyer on the Delivery Date.

10.2 If, after transfer of title on the Delivery Date, the Aircraft remains in or is returned to the care, custody or control of BRAD, Buyer shall retain risk of loss of, or damage to the Aircraft and for itself and on behalf of its insurer(s) hereby waives and renounces to, and releases BRAD and any of BRAD's affiliates from any claim, whether direct, indirect or by way of subrogation, for damages to or loss of the Aircraft arising out of, or related to, or by reason of such care, custody or control
     [     *                                                  ]

ARTICLE 11  -  CHANGES

11.1 Other than a Permitted Change as described in Article 11.2, or a Regulatory Change as described in Article 8.4, any change to this Agreement (including without limitation the Specification) or any features or Buyer Furnished Equipment ("BFE"), if any, changing the Aircraft from that described in the Specification attached hereto, and as may be mutually agreed upon by the parties hereto, shall be made using a change order ("Change Order") substantially in the format of
     Exhibit IV hereto. Should Buyer request a change, BRAD shall advise Buyer, to the extent reasonably practical, of the effect, if any, of such change request on:

          (a)  the Scheduled Delivery Date;

          (b) the price and payment terms applicable to the Change Order; and

          (c) any other material provisions of this Agreement which will be affected by the Change Order.

     Such Change Order shall become effective and binding on the parties hereto when signed by a duly authorized representative of each party.

11.2 BRAD, prior to the Delivery Date and without a Change Order or Buyer's consent, may:

          (a) substitute the kind, type or source of any material, part, accessory or equipment with any other material, part, accessory or equipment of like, equivalent or better kind or type; or

          (b)  make such change or modification to the
          Specification as it deems appropriate to:

               1) improve the Aircraft, its maintainability or appearance, or
               2) to prevent delays in manufacture or delivery, or
                    3)   to meet the requirements of Articles 2
               and 8, other than for a Regulatory Change to which the provisions of Articles 8.4 and 8.5 shall apply,

     provided that such substitution, change or modification
     shall not affect the Aircraft Purchase Price or materially affect the Scheduled Delivery Date,
     [     *

                     ] Any change made in accordance with the provisions of this Article 11.2 shall be deemed to be a "Permitted Change" and the cost thereof shall be borne by BRAD.
ARTICLE 12  -  BUYER'S REPRESENTATIVES AT MANUFACTURE SITE

12.1 From time to time, commencing with the date of this Agreement and ending with the Delivery Date of the last Aircraft purchased hereunder, BRAD shall furnish, without charge, office space at BRAD's facility for one (1) representative of Buyer. Buyer shall be responsible for all expenses of its representative and shall notify BRAD at least thirty (30) calendar days prior to the first scheduled visit of such representative and three (3) days for each subsequent visit.

12.2 BRAD's and BRAD's affiliates facilities shall be accessible to Buyer's representative during normal working hours. Buyer's representative shall have the right to periodically observe the work at BRAD's or BRAD's affiliates' facilities where the work is being carried out provided there shall be no disruption in the performance of the work.

12.3 BRAD shall advise Buyer's representative of BRAD's or BRAD's affiliates' rules and regulations applicable at the facilities being visited and Buyer's representative shall conform to such rules and regulations.

12.4 At any time prior to delivery of the Aircraft, Buyer's representative may request, in writing, correction of parts or materials which they reasonably believe are not in accordance with the Specification. BRAD shall provide a written response to any such request. Communication between Buyer's representative and BRAD shall be solely through BRAD's Contract Department or its designate.

12.5 BUYER HEREBY RELEASES AND AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS BRAD, ITS ASSIGNEES AND AFFILIATES AND THEIR OFFICERS, DIRECTORS, AGENTS, EMPLOYEES AND CONTRACTORS FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES RESULTING FROM INJURIES TO OR DEATH OF BUYER'S REPRESENTATIVES WHILE AT BRAD'S OR BRAD'S AFFILIATES OR SUBCONTRACTOR'S FACILITIES AND/OR DURING INSPECTION, FLIGHT TEST OR ACCEPTANCE OF THE AIRCRAFT, WHETHER OR NOT CAUSED BY THE ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE OR STRICT PRODUCTS LIABILITY OF BRAD, ITS ASSIGNEES, AFFILIATES OR THEIR OFFICERS, DIRECTORS, AGENTS, EMPLOYEES OR CONTRACTORS
     [     *

                                           ]


12.6 [     *
     ]














ARTICLE 13  -  EXCUSABLE DELAY

13.1.1 In the event of a delay on the part of BRAD in the performance of its obligations or responsibilities under the provisions of this Agreement due directly or indirectly to a cause which is beyond the reasonable control or without the fault or negligence of BRAD (an "Excusable Delay"), BRAD shall not be liable for, nor be deemed to be in default under this Agreement on account of such delay in delivery of the Aircraft or other performance hereunder and the time fixed or required for the performance of any obligation or responsibility in this Agreement shall be extended for a period equal to the period during which any such cause or the effect thereof persist. Excusable Delay shall be deemed to include, without limitation, delays occasioned by the following causes:

          (a)  force majeure or acts of God;
          (b) war, warlike operations, act of the enemy, armed aggression, civil commotion, insurrection, riot or embargo;
          (c) fire, explosion, earthquake, lightning, flood, draught, windstorm or other action of the elements or other catastrophic or serious accidents;
          (d)  epidemic or quarantine restrictions;
          (e) any legislation, act, order, directive or regulation of any governmental or other duly constituted authority;
          (f) strikes, lock-out, walk-out, and/or other labour troubles causing cessation, slow-down or interruption of work;
          (g) lack or shortage or delay in delivery of supplies, materials, accessories, equipment, tools or parts,
          [     *
                          ]
          (h)
          [     *
                          ] delay or failure of carriers,
          subcontractors or suppliers for any reason whatsoever;
          or
          (i) delay in obtaining any airworthiness approval or certificate, or any equivalent approval or certification, by reason of any law or governmental order, directive or regulation or any change thereto, or interpretation thereof, by a governmental agency, the effective date of which is subsequent to the date of this Agreement, or by reason of any change or addition made by BRAD or its affiliates or requested by a governmental agency to the compliance program of BRAD or of its affiliate, or any part thereof, as same may have been approved by TC, or change to the interpretation thereof to obtain any such airworthiness approval or certificate; or
          (j) the incorporation of a Regulatory Change as set out in Article 8.

13.1.2    [     *










                                              ]

13.2 (a) If BRAD concludes, based on its appraisal of the facts and normal scheduling procedures, that due to Excusable Delay it can be reasonably anticipated that delivery of the Aircraft will be delayed, BRAD shall give prompt written notice to Buyer of such delay. BRAD and Buyer agree to collaborate and to use their reasonable efforts to mitigate the impact of such delays upon the parties.

          (b) If, as a result of an Excusable Delay, delivery of the Aircraft will be delayed to a date beyond the originally Scheduled Delivery Date or any revised date previously agreed to in writing by the parties, Buyer
          and BRAD agree, [     *




          ]

          (c)  In the event of an Excusable Delay
          [     *                                           ] or
          an
          anticipated Excusable Delay
          [     *
                       ]
          shall conduct an appraisal of the facts and normal scheduling procedures, and if it concludes that delivery of one or more of the Aircraft will be delayed
          for [     *                                           ]
          after the originally Scheduled
          Delivery Date or any revised date agreed to in writing
          by the parties, [     *

                                    ] may then terminate this
          Agreement with respect to such delayed Aircraft by
          giving written notice [     *

                                                             ]

          (d)  If, due to Excusable Delay
          [     *                                        ]
          delivery of any Aircraft is delayed for
          [     *                                       ] after
          the Scheduled Delivery Date, either party may terminate this Agreement with respect to such Aircraft by giving written notice to the other within fifteen (15) business days after the expiration of such
          [     *                   ]period.
13.3 Termination under Article 13.2 shall discharge all obligations and liabilities of Buyer and BRAD hereunder with respect to such delayed Aircraft and all related undelivered
     items and services, [     *

                                 ] BRAD shall, within [     *
                                    ] such termination, repay to
     Buyer, and BRAD's sole liability
     and responsibility shall be limited to the repayment to Buyer, of all deposits for such Aircraft received by BRAD less any amount due by Buyer to BRAD.

13.4 The termination rights set forth in Article 13.2 are in substitution for any and all other rights of termination or contract lapse arising by operation of law in connection with Excusable Delays.


ARTICLE 14  -  NON-EXCUSABLE DELAY

14.1 If delivery of the Aircraft is delayed beyond the end of the Scheduled Delivery Date, by causes not excused under Article
     13.1, this shall constitute a non-excusable delay (a "Non-
     Excusable Delay").

14.2 If as a result of an Non-Excusable Delay, delivery of the Aircraft will be delayed to a date beyond the originally Scheduled Delivery Date or any revised date previously agreed to in writing by the parties, the Aircraft Purchase
     Price of the Aircraft at delivery, [     *


             ]


ARTICLE 15  -  LOSS OR DAMAGE

15.1 In the event that prior to the Delivery Date of any Aircraft, the Aircraft is lost, destroyed or damaged beyond repair due to any cause, BRAD shall promptly notify Buyer in writing. Such notice shall specify the earliest date reasonably possible, consistent with BRAD's other contractual commitments and production schedule, by which BRAD estimates it would be able to deliver a replacement for the lost, destroyed or damaged Aircraft. This Agreement shall automatically terminate as to such Aircraft unless Buyer gives BRAD written notice, within thirty (30) days of BRAD's notice, that Buyer desires a replacement for such Aircraft. If Buyer gives such notice to BRAD, the parties shall execute an amendment to this Agreement which shall set forth the Delivery Date for such replacement aircraft and corresponding new replacement Aircraft Purchase Price; provided, however, that nothing herein shall obligate BRAD to manufacture and deliver such replacement aircraft if it would require the reactivation or acceleration of its production line for the model of aircraft purchased hereunder. The terms and conditions of this Agreement applicable to the replaced Aircraft shall apply to the replacement aircraft.

15.2 If an Aircraft is lost, destroyed or damaged beyond repair as contemplated under this Article, due to a cause to which reference is made in  Article 13.1, and Buyer elects to
     purchase a replacement Aircraft, then [     *


                                            ]


ARTICLE 16  -  TERMINATION

16.1 This Agreement may be terminated, in whole or in part, with respect to any or all of the Aircraft before the Delivery Date by BRAD or Buyer by notice of termination to the other party upon the occurrence of any of the following events:

          (a) a party makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts or generally does not pay its debts as they become due; or

          (b)  a receiver or trustee is appointed for a party or
          for substantially all of such party's assets and, if
          appointed without such party's consent, such
          appointment is not discharged or stayed within [     *
          ]
          thereafter; or

          (c) proceedings or action under any law relating to bankruptcy, insolvency or the reorganization or relief of debtors are instituted by or against a party, and, if contested by such party, are not dismissed or stayed
          within [     *
                                  ] thereafter; or

          (d) any writ of attachment or execution or any similar process is issued or levied against a party or any significant part of its property and is not released,
          stayed, bonded or vacated within [     *          ]
          after its issue or levy.

16.2 In addition, this Agreement may be terminated, with respect to any or all undelivered Aircraft, in whole or in part, before the Delivery Date

          (a)  as otherwise provided in this Agreement; and

          (b)  by BRAD
          [     *                                     ] default
          or breach of any material term or condition of this Agreement and such party does not cure such default or breach within forty-five (45) calendar days after
          receipt of Notice from BRAD [     *             ]
          specifying such default or breach.

16.3 In case of termination of this Agreement under Articles 5.4, 9.9, 16.1 or 16.2:

          (a) all rights (including property rights), if any, which Buyer or its assignee may have or may have had in or to (i) this Agreement or portion thereof with respect to the undelivered Aircraft, or (ii) any or all of the undelivered Aircraft, shall become null and void with immediate effect;

          (b) BRAD may sell, lease or otherwise dispose of such Aircraft to another party free of any claim by Buyer;

          (c) in the event of termination by BRAD, all amounts paid by Buyer with respect to the applicable undelivered Aircraft shall be retained by BRAD and shall be applied against the costs, expenses, losses and damages incurred by BRAD as a result of Buyer's default and/or the termination of this Agreement, to
          which BRAD shall be entitled, [     *



             ]
          and

          (d)  [     *


               ]

16.4 Notwithstanding the foregoing, nothing herein contained shall, in the event of termination of this Agreement, limit
     [     *                             ] ongoing rights and
     obligations with respect to Aircraft delivered prior to the termination date, such as the after sale support obligations described in Annex A, the warranty provisions and Service Life Policy of Annex B and the obligation contained in Letters of Agreement where it is expressly provided that said obligations (or part thereof) shall survive termination, subject to any adjustments of said rights or obligations required to reflect the number of Aircraft in service, if applicable.

16.5 [     *


                    ]


ARTICLE 17  -  NOTICES

17.1 Any notice, request, approval, permission, consent or other communication ("Notice"), to be given or required under this Agreement shall be provided in writing, by registered mail, facsimile, courier, telegraphic or other electronic communication providing reasonable proof of transmission, except that no notice shall be sent by mail if disruption of postal service exists or is threatened either in the country of origin or of destination, by the party giving the Notice and shall be addressed as follows until changed by notice in writing:

     (a)  Notice to BRAD shall be addressed to:

                    Bombardier Inc.
                    Bombardier Regional Aircraft Division
                    123 Garratt Boulevard
                    Downsview, Ontario
                    Canada
                    M3K 1Y5
                    Attention:  Director Contracts

                    Telephone:     (416)375-4052
                    Telex:         06-22128
                    Facsimile:     (416) 375-4533

     (b)  Notice to Buyer shall be addressed to:

                    ATLANTIC COAST AIRLINES
                    515A Shaw Road,
                    Dulles, Virginia
                    U.S.A. 20166


                    Attention:     General Counsel

                    Telephone:     703-925-6000

                    Facsimile:     703-925-6294



17.2 Notice given in accordance with Article 17.1 shall be deemed sufficiently given to and received by the addressees:

          (a) if delivered by hand, on the day when the same shall have been so delivered; or

          (b) if mailed or sent by courier on the day indicated on the corresponding acknowledgment of receipt; or

          (c) if sent by telex or facsimile on the day indicated by the acknowledgment or the answer back of the receiver in provable form.


ARTICLE 18  -  INDEMNITY AGAINST PATENT INFRINGEMENT

18.1 In the case of any actual or alleged infringement of any Canadian or United States patent or, subject to the conditions and exceptions set forth below, any patent issued under the laws of any other country in which Buyer from time to time may lawfully operate the Aircraft ("Other Patents"), by the Aircraft, or by any system, accessory, equipment or part installed in such Aircraft at the time title to such Aircraft passes to Buyer, BRAD shall indemnify, protect, hold harmless and defend (subject to applicable court procedures) Buyer from and against all claims, suits, actions, liabilities, damages and costs (including reasonable attorney fees
     [     *
                                                        ]
     resulting from the infringement, excluding any incidental or consequential damages (which include without limitation loss of revenue or loss of profit) and BRAD shall and as promptly as possible under the circumstances, at its option and expense:

          (a) procure for Buyer the right under such patent to use such system, accessory, equipment or part; or

          (b) replace such system, accessory, equipment or part with one of the similar nature and quality that is non-infringing; or

          (c) modify such system, accessory, equipment or part to make same non-infringing in a manner such as to keep it otherwise in compliance with the requirements of this Agreement.

     BRAD's obligation hereunder shall extend to Other Patents only if from the time of design of the Aircraft, system, accessory, equipment or part until the alleged infringement claims are resolved:

          (d) such other country and the country in which the Aircraft is permanently registered have ratified and adhered to and are at the time of the actual or alleged infringement contracting parties to the Chicago Convention on International Civil Aviation of December 7, 1944 and are fully entitled to all benefits of
          Article 27 thereof; and

          (e) such other country and the country of registration shall each have been a party to the International Convention for the Protection of Industrial Property (Paris Convention) or have enacted patent laws which recognize and give adequate protection to inventions made by the nationals of other countries which have ratified, adhered to and are contracting parties to either of the foregoing conventions.

18.2 The foregoing indemnity does not apply to BFE, or to avionics, engines or any system, accessory, equipment or part that was not manufactured to BRAD's detailed design or to any system, accessory, equipment or part manufactured by a third party to BRAD's detailed design without BRAD's
     authorization.  [     *



                   ]

18.3 Buyer's remedy and BRAD's obligation and liability under this Article are conditional upon (i) Buyer giving BRAD written notice within ten (10) days after Buyer receives notice of a suit or action against Buyer alleging infringement or within twenty (20) days after Buyer receives any other written claim of infringement (ii) Buyer uses reasonable efforts in full cooperation with BRAD to reduce or mitigate any such expenses, damages, costs or royalties involved, and (iii) Buyer furnishes promptly to BRAD all data, papers and records in its possession or control necessary or useful to resist and defend against such claim or suit. BRAD may at its option conduct negotiations with any party claiming infringement and may intervene in any suit or action. Whether or not BRAD intervenes, BRAD shall be entitled at any stage of the proceedings to assume or control the defense. Buyer's remedy and BRAD's obligation and liability are further conditional upon BRAD's prior approval of Buyer's payment or assumption of any liabilities, expenses, damages, royalties or costs for which BRAD may be held liable or responsible.

18.4 THE INDEMNITY, OBLIGATIONS AND LIABILITIES OF BRAD AND REMEDIES OF BUYER SET OUT IN THIS ARTICLE ARE EXCLUSIVE AND ACCEPTED BY BUYER TO BE IN LIEU OF AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER INDEMNITIES, OBLIGATIONS AND LIABILITIES OF BRAD AND OF ITS AFFILIATES AND ALL OTHER RIGHTS, REMEDIES AND CLAIMS, INCLUDING CLAIMS FOR DAMAGES, DIRECT, INCIDENTAL OR CONSEQUENTIAL, OF BUYER AGAINST BRAD AND ITS AFFILIATES EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT BY THE AIRCRAFT OR ANY INSTALLED SYSTEM, ACCESSORY, EQUIPMENT OR PART.


ARTICLE 19  -  LIMITATION OF LIABILITY AND INDEMNIFICATION

19.1 ANNEX B, EXCEPT AS OTHERWISE PROVIDED IN LETTERS OF AGREEMENT NO. 6, 8, 9 AND 15 HERETO, EXCLUSIVELY SETS FORTH BRAD'S OBLIGATIONS WITH RESPECT TO ANY NON-CONFORMANCE OF THE AIRCRAFT WITH THE SPECIFICATION OR ANY DEFECT IN THE AIRCRAFT AND THE OBLIGATIONS AND LIABILITIES OF BRAD UNDER THE AFORESAID ARE ACCEPTED BY BUYER TO BE EXCLUSIVE AND IN LIEU OF, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER REMEDIES, WARRANTIES, GUARANTEES, OBLIGATIONS, REPRESENTATIONS OR LIABILITIES, EXPRESS OR IMPLIED, OF BRAD AND ITS AFFILIATES WITH RESPECT TO DEFECTS IN EACH AIRCRAFT OR PART THEREOF, PRODUCT, DOCUMENT OR SERVICE DELIVERED OR PROVIDED UNDER THIS AGREEMENT, ARISING IN FACT, IN LAW, IN CONTRACT, IN TORT, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION,

                    A.   ANY IMPLIED WARRANTY OF CONDITION OR
               MERCHANTABILITY OR FITNESS;

                    B.   ANY IMPLIED WARRANTY OR CONDITION
               ARISING FROM COURSE OF PERFORMANCE, COURSE OF
               DEALING OR USAGE OF TRADE;

                    C.   ANY OBLIGATION, LIABILITY, RIGHT, CLAIM
               OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE OR STRICT PRODUCTS LIABILITY OF BRAD OR ITS AFFILIATES, BY REASON OF THE DESIGN, MANUFACTURE, SALE, REPAIR, LEASE OR USE OF THE AIRCRAFT OR PRODUCT AND SERVICES DELIVERED HEREUNDER; AND

                    D.   ANY OBLIGATION, LIABILITY, RIGHT, CLAIM
               OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT OR PART THEREOF, ANY BRAD PARTS, ANY POWER PLANT PARTS, ANY VENDOR PARTS, ANY SPARE PARTS OR ANY TECHNICAL DATA.

19.2 BUYER HEREBY RELEASES AND AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS BRAD, ITS SUBSIDIARIES, AFFILIATES, SUBCONTRACTORS AND LESSORS, AND THEIR RESPECTIVE EMPLOYEES, DIRECTORS, OFFICERS AND AGENTS, AND EACH OF THEM (THE "INDEMNIFIED PARTIES"), FROM AND AGAINST ALL LIABILITIES, CLAIMS, DAMAGES, LOSSES, COSTS AND EXPENSES FOR LOSS OF OR DAMAGE TO PROPERTY INCLUDING ANY AIRCRAFT, AND LOSS OF USE THEREOF, OR INJURIES TO OR DEATH OF ANY AND ALL PERSONS (INCLUDING BUYER'S DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES BUT EXCLUDING BRAD'S DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES), ARISING DIRECTLY OR INDIRECTLY OUT OF OR IN CONNECTION WITH ANY SERVICE PROVIDED UNDER ANNEX A WHETHER OR NOT CAUSED BY THE ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE OR STRICT PRODUCTS LIABILITY OF THE INDEMNIFIED PARTIES.
     THE FOREGOING SHALL NOT APPLY WHERE SUCH LOSSES OR DAMAGES ARE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNIFIED PARTIES.

19.3 NOTHING CONTAINED IN ARTICLE 19.1 OR 19.2 ABOVE SHALL CONSTITUTE A WAIVER OR RELEASE OR RENUNCIATION OF, OR INDEMNITY FOR, ANY LOSSES, DAMAGES OR CLAIMS, BY BUYER AGAINST BRAD FOR CONTRIBUTION TOWARD THIRD-PARTY BODILY INJURY OR PROPERTY DAMAGE CLAIMS BASED ON PRODUCT LIABILITY THEORIES TO THE EXTENT OF BRAD'S RELATIVE PERCENTAGE OF THE TOTAL FAULT OR OTHER LEGAL RESPONSIBILITY OF PERSONS CAUSING SUCH BODILY INJURY OR PROPERTY DAMAGE.

19.4 IN THE EVENT OF ANY LOSSES OR DAMAGES SUFFERED BY ANYONE FOR OR ARISING OUT OF (i) ANY LACK OR LOSS OF USE OF ANY AIRCRAFT, EQUIPMENT, BRAD PARTS, VENDOR PARTS, SPARE PARTS, GROUND SUPPORT EQUIPMENT, TECHNICAL PUBLICATIONS OR DATA OR
     (ii) ANY SERVICES TO BE PROVIDED HEREUNDER, OR (iii) FOR ANY FAILURE TO PERFORM ANY OBLIGATIONS HEREUNDER, NEITHER PARTY SHALL HAVE ANY OBLIGATION FOR LIABILITY TO THE OTHER (AT LAW OR IN EQUITY), WHETHER ARISING IN CONTRACT (INCLUDING WITHOUT LIMITATION, WARRANTY), IN TORT (INCLUDING THE ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE OR STRICT PRODUCTS LIABILITY OF BRAD OR ITS AFFILIATES), OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY KIND OR NATURE.

ARTICLE 20  -  ASSIGNMENT

This Agreement may be assigned only as follows:

20.1 Either party may assign, sell, transfer or dispose of (in whole or in part) any of its rights and obligations hereunder to a wholly owned subsidiary or affiliate provided that there is no increase to the liability and/or responsibility of the non-assigning party and that the assigning party remains jointly and severally liable with any assignee for the performance of its obligation under this Agreement.

20.2 With the other party's prior written consent not to be unreasonably withheld, either party may assign, sell, transfer or dispose of (in whole or in part) any of its rights and obligations hereunder to another entity only
     provided that (i) [     *


             ]
     (ii) there is no increase to the liability and/or responsibility of the non assigning party, (iii) assigning party remains jointly and severally liable with any assignee for the performance of its obligation under this Agreement,
     (iv) the assignment is made only for operational and financial considerations, (v) the assignee shall execute a confidentiality agreement prohibiting the disclosure of
     confidential information, and (vi) [     *



             ]

20.3 With BRAD's prior written consent, not to be unreasonably withheld, Buyer may assign, sell, transfer or dispose of (in whole or in part) any of its rights and obligations hereunder to another entity to which Buyer does not hold
     majority interest provided that   (i) there is no increase
     to the liability and/or responsibility of BRAD,   (ii) the
     Buyer remains jointly and severally liable with any assignee for the performance of its obligation under this Agreement,
     (iii) the assignment is made only for operational and
     financial considerations,   (iv) the shareholders (other
     than shareholders purchasing stock through arms length, publicly traded transactions) or owners of assignee, other than Buyer, are not engaged in air transportation, (v) the assignee operates or is to operate its business in a fashion that is generally held out and structured to be perceived by people knowledgeable in the industry to be closely affiliated with Buyer or Buyer's parent, (vi) the assignee shall execute a confidentiality agreement prohibiting the disclosure of confidential information, and (vii) the assignee does not compete with the Bombardier Group with respect to the manufacture of aircraft.

20.4 Except as provided in Articles 20.1, 20.2 and 20.3, Buyer shall not assign, sell, transfer or dispose of (in whole or in part) any of its rights or obligations hereunder without BRAD's prior written consent, such consent not to be unreasonably withheld. In the event of such assignment, sale, transfer or disposition Buyer shall remain jointly and severally liable with any assignee for the performance of all and any of Buyer's obligations under this Agreement and BRAD reserves the right as a condition of its consent to amend one or more of the terms and conditions of this Agreement.

20.5 Notwithstanding Article 20.4 above, Buyer may assign, after transfer of title of the Aircraft, its rights under the Agreement to a third party purchaser of any one of the Aircraft, provided said third party acknowledges in writing to be bound by the applicable terms and conditions of this Agreement, including but not limited to the provisions and limitations as detailed Annex A, Customer Support Services, Annex B, Warranty and Service Life Policy and of the provisions and limitations in Limitation of Liability as defined in Article 19 hereof and Indemnity Against Patent Infringement as defined in Article 18 hereof and any other on-going obligations of Buyer, which shall apply to it to the same extent as if said third party was Buyer hereunder and provided that there is no increase to the liability and/or responsibility of BRAD.

20.6 BRAD may assign any of its rights to receive money hereunder without the prior consent of Buyer.

20.7 Notwithstanding the other provisions of this Article 20, BRAD shall, at Buyer's cost and expense, if so requested in writing by Buyer, take any action reasonably required for the purpose of causing any of the Aircraft to be subjected
     (i) to, at or after the Delivery Date, an equipment trust, conditional sale or lien, leases and mortgages, or (ii) to another arrangement for the financing of the Aircraft by Buyer, providing, however, there shall be no increase to the liability and/or responsibility of BRAD arising through such financing.
ARTICLE 21  -  SUCCESSORS

21.1 This Agreement shall inure to the benefit of and be binding upon each of BRAD and Buyer and their respective successors and permitted assignees.

21.2 As used herein, reference to an airworthiness authority such as Transport Canada and the FAA, to a regulation or directive issued by such airworthiness authority or other governmental authority, shall include any successor to such authority then responsible for the duties of such authority and regulation or directive covering the same subject matters.



ARTICLE 22  -  APPLICABLE LAWS

22.1 THIS AGREEMENT SHALL BE SUBJECT TO AND CONSTRUED IN ACCORDANCE WITH AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY THE DOMESTIC LAWS OF THE STATE OF NEW YORK, U.S.A., EXCLUDING THE CHOICE OF LAW RULES, AND THE PARTIES HAVE AGREED THAT THE APPLICATION OF THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS IS HEREBY EXCLUDED.

22.2 Each of Buyer and BRAD agrees that any legal action or proceeding with respect to this Agreement may be brought in the Federal Courts of the United States of America in the Southern District Courts of New York or in the Supreme Courts of the State of New York in the County of New York and by the execution and delivery of this Agreement irrevocably consents and submits to the nonexclusive jurisdiction of each of the aforesaid court in personam with respect to any such action or proceeding and irrevocably waive any objection either party may have as to venue or any such suit, action or procedure brought in such court or that such court is an inconvenient forum. Nothing in this paragraph shall affect the right of any party hereto or their successors or assigns to bring any action or proceeding against the other party hereto or their property in the courts of other jurisdictions.



ARTICLE 23  -  CONFIDENTIAL NATURE OF AGREEMENT

23.1 This Agreement is confidential between the parties and shall not, without the prior written consent of the other party, be disclosed by either party in whole or in part to any other person or body except:

          i) as may be necessary for either party to carry out its obligations under this Agreement or other agreements related to this Agreement to which it is a party, and

          ii)  as may be required by law, and

          iii) [     *









                                        ]

23.2 Except as may be reasonably required for the operation, maintenance, overhaul, modification, storage and repair of the Aircraft by Buyer or any third party, Buyer shall hold confidential all Technical Data and other proprietary information (and so marked by BRAD) supplied by or on behalf of BRAD, and shall not reproduce any such Technical Data or proprietary information or divulge the same to any third party unless such disclosure requires the third party to hold same in confidence and use it only for the purposes stated above.

23.3 Either party may announce the signing of this Agreement by means of a notice to the press provided that the content and date of the notice has been agreed to by the other party.

23.4 BRAD hereby acknowledges that Buyer is sensitive with respect to the public disclosure of its operating data provided to BRAD pursuant to this Agreement. Although BRAD shall have no confidentiality undertaking with respect to such data, BRAD agrees to consider Buyer's sensitivity in its public use of said data.

ARTICLE 24  -  AGREEMENT

24.1 This Agreement and the matters referred to herein constitute the entire Agreement between BRAD and Buyer and supersede and cancel all prior representations, brochures, alleged warranties, statements, negotiations, undertakings, letters, memoranda of agreement, acceptances, agreements, understandings, contracts and communications, whether oral or written, between BRAD and Buyer or their respective agents, with respect to or in connection with the subject matter of this Agreement and no agreement or understanding varying the terms and conditions hereof shall be binding on either BRAD or Buyer hereto unless an amendment to this Agreement is issued and duly signed by their respective authorized representatives pursuant to the provisions of this Article hereof. In the event of any inconsistencies between any provisions of this Agreement and those of any Letter Agreements, the provisions of the Letter Agreements shall prevail.

24.2 If any of the provisions of this Agreement are for any reason declared by judgment of a court of competent jurisdiction to be unenforceable or ineffective, those provisions shall be deemed severable from the other provisions of this Agreement and the remainder of this Agreement shall remain in full force and effect.

24.3 THE BENEFIT OF THE WAIVER, LIMITATION, RELEASE, RENUNCIATION AND/OR EXCLUSION OF LIABILITY CONTAINED IN THIS AGREEMENT EXTENDS TO THE OTHER DIVISIONS, OTHER SUBSIDIARIES, AND OTHER AFFILIATES OF BOMBARDIER INC., INCLUDING DE HAVILLAND INC. (COLLECTIVELY THE "BOMBARDIER GROUP") AND TO THE OFFICERS, DIRECTORS, EMPLOYEES AND REPRESENTATIVES OF THE BOMBARDIER GROUP, ON WHOSE BEHALF AND FOR WHOSE BENEFIT BRAD IS, FOR PURPOSES OF THIS ARTICLE 24.3, ACTING AS AGENT AND TRUSTEE.

     [     *



                                       ]

24.4 Buyer and BRAD agree that this Agreement has been the subject of discussion and negotiation and is fully understood by the parties hereto and that the price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of the limitation provisions contained in Article 19 and the other similar provisions contained in this Agreement.
ARTICLE 25 - DISPUTES

25.1 Any dispute, difference, controversy or claim arising out of or relating to this Agreement, the breach, or non-performance thereof shall first be attempted to be resolved by BRAD and Buyer through mutual negotiations, consultation and discussions.

25.2 Should the parties hereto be unable to settle their differences or disputes which may arise between them with respect to the interpretation or application of this Agreement (a "Dispute"), by mutual agreement as provided in
     Article 25.1 above, the parties agree to each appoint two
     (2) representatives to constitute a joint commission (the "Joint Commission") to jointly hear the representations of each party regarding the Dispute. One representative will be appointed as chair of the Joint Commission on an alternate basis. At least one (1) representative of each party shall have knowledge in technical or contractual matters depending on the nature of the Dispute. The Joint Commission shall, following representations by each party, issue non-binding written recommendations to the parties as to how best settle the Dispute. If the representatives do not agree on joint recommendations, the representatives of each party shall issue their own recommendations.

25.3 Either party may request the formation of the Joint Commission if a dispute is not settled within forty-five
     (45) days following a written notice from either party to the other detailing the nature of the Dispute and the resolution sought. The request for a Joint Commission shall be made in writing and shall contain the names of the representatives appointed by the party requesting its formation. The other party shall then provide the names of its representatives within thirty (30) days following the receipt of the request for a Joint Commission.

25.4 The Joint Commission shall have forty-five (45) days from its formation to agree on the procedure to be followed, including the place of hearing, if any. The Joint
     Commission shall have sixty (60) days from the completion of the representations by each party to issue its recommendations.

25.5 If, despite the recommendations of the Joint Commission, the parties are unable to resolve the Dispute, either party may, except where the remedies sought include termination of the Agreement in whole or in part or injunctive relief, or other controversy involving an amount claimed in good faith in excess of Five Million United States Dollars ( $5,000,000 U.S.) unless otherwise agreed, request by sixty (60) days prior notice that the Dispute be settled by arbitration in accordance with arbitration rules to be agreed upon before delivery of the first Aircraft.

25.6 Within thirty (30) days of the demand to refer the Dispute to arbitration, each party shall appoint one (1) arbitrator, who in turn will appoint the third arbitrator, within thirty
     (30) days of their appointments. This third arbitrator shall act as the chairman of the Arbitral Tribunal so constituted.

25.7 The venue of arbitration shall be Toronto, Ontario, New York
     City, or Washington, DC, U.S.A., as agreed between the parties.

25.8 The arbitrators shall not act as "Amiable Compositeur" and shall decide according to the terms of the agreement and to the laws of New York.

25.9 The award of the arbitration shall be final and shall not be called in question in any court or tribunal.

25.10 It is expressly agreed that any statement, representation or document made or produced to or in connection with, or as a result of the formation of a Joint
     Commission shall be without prejudice and without admission of liability by either party and shall not be used as such by the other party.

25.11 Each party shall be responsible for its own costs and expenses incurred as a result of, or in connection with the Joint Commission and arbitration including the cost, fees and expenses of its own representatives.


In witness whereof this Agreement was signed on the date written hereof:




For and on behalf of               For an on behalf of




Atlantic Coast Airlines:           Bombardier Inc.:





_______________________            ______________________

James B. Glennon                      Michel Bourgeois
Sr. Vice President and C.F.O.         Vice President, Contracts



                           APPENDIX I

                      REGIONAL JET AIRCRAFT
                   ECONOMIC ADJUSTMENT FORMULA

Pursuant to the provision of Article 4 of the Agreement, economic adjustment will be calculated using the lesser amount of those generated by the following two calculations:

     (i)  The Economic Adjustment Formula:

          PP  =     PO (0.28  LD + 0.35        ED + 0.20    CD +
     0.15 MD + 0.02 FD)
                      LO      EO      CO       MO       FO

[    *
     ]


Where:

PP  =     Aircraft Purchase Price;

PO  =     Base Price;

LD  =     the Canadian labour index based upon the indices for
     the last full month preceding the month of delivery of the relevant Aircraft;

LO  =     the Canadian labour index which, as at 1 July 1995, is
     19.69;

ED  =     the U.S. labour index based upon the indices for the
     last full month preceding the month of delivery of the relevant Aircraft;

EO  =     the U.S. labor index which, as at 1 July 1995, is
     18.07;

CD  =     the Industrial Commodities index based upon the indices
     for the last full month preceding the month of delivery of the relevant Aircraft;

CO  =     the Industrial Commodities index which, as at 1 July
     1995, is 126.6;

MD  =     the material index based upon the indices for the last
     full month preceding the month of delivery of the relevant
     Aircraft;

MO  =     the material index which, as at 1 July 1995, is 134.8;

FD  =     the fuel index based on the indices for the last full
     month preceding the month of delivery of the relevant
     Aircraft; and

FO  =     the fuel index which, as at 1 July 1995, is 81.0.

For the purpose of the Economic Adjustment Formula and the calculation of the economic adjustment:

(a) the Canadian labour index shall be the index provided in the Standard Industrial Classification (S.I.C.) Code 321 for Average Hourly Earnings for the Aircraft and Parts Industry (Canada) published by Statistics Canada in "Employment Earnings and Hours" Table 3.1.

(b) the U.S. labour index shall be the index provided in the Bureau of Labor Statistics (B.L.S.) Code 372 Gross Hourly Earnings of production and non-supervisory workers in the Aircraft and Aircraft Parts Industry as published by the U.S. Department of Labor, Bureau of Labor Statistics in "Employment and Earnings" Table C-2.

(c) the Industrial Commodities index shall be the index provided in the Producer Price Index as Industrial Commodities as published by the U.S. Department of Labor, Bureau of Labor Statistics in "Producer Prices and Price Indexes" Table 6.

(d) the material index shall be the index provided in the Producer Price Index for Code 10 Metals and Metals Products as published by the U.S. Department of Labor, Bureau of Labor Statistics in "Producer Prices and Price Indexes" Table 6.

(e) the fuel index shall be the index provided in the Bureau of Labor Statistics (B.L.S.) Code 5 "Fuel and Related Products and Power" Table 6 as published by the U.S. Department of Labor.

(f) in the event that BRAD shall be prevented from calculating the Aircraft Purchase Price of each Aircraft due to any delay in the publication of the required indices, BRAD shall use the last provisionally published indices, and in the event that provisional indices are not available, BRAD shall extrapolate from the last three (3) months of published indices and where the balance of the Aircraft Purchase Price payable is calculated on the provisionally published indices, and/or extrapolation, BRAD will amend such installment on publication of the final indices and will submit supplementary claims or provide credit notes in respect of any adjustment so caused.

     Should BRAD be required to submit supplementary claims to Buyer, Buyer and BRAD hereby agree that BRAD will deduct these supplementary claims from the next FIPP Contributions payable, such FIPP Contributions being identified in Letter Agreement No. 5005B. Should the supplementary claims not be fully covered by future FIPP Contributions, Buyer and BRAD agree to meet and arrive at a mutually agreeable method of payment for those services not fully covered by FIPP Contributions.

     Notwithstanding the foregoing, it is the intention of the parties to finalize the Aircraft Purchase Price within twelve (12) months following the Aircraft delivery date. Accordingly, at the end of each calendar quarter the parties shall review and finalize by mutual agreement the Aircraft Purchase Price of the Aircraft delivered more than twelve months prior to such review, using the best data and information available at that time.

(g) the indices used in the Economic Adjustment Formula and the weighting assigned to them, as well as the various indices as of July 1st, 1995 quoted here, are based on the information known to date and represent the projection by BRAD of the manner in which BRAD will incur cost in the production of the Aircraft. In the event there is a change in the indices published or in circumstances which materially affects the indices chosen or the weighting assigned to them, the indices and/or the weighting shall be amended accordingly by mutual agreement of the parties. The change in circumstances referred to above shall include but not be limited to:

1) Any material change in the basis upon which the chosen indices have been calculated or if any of said indices are discontinued or withdrawn from publication,

2) Any change in manufacturing plan involving the letting of a new sub-contract or the termination of an existing sub-contract, and

3) Any change in the escalation or Economic Adjustment Formula used in a Vendor or sub-contractor contract with BRAD; and

In the calculation of the Aircraft Purchase Price the following guidelines in respect of decimal places shall apply:

(a) All indices in the Economic Adjustment Formula shall be rounded to the second decimal place,

(b) The Economic Adjustment Formula shall be calculated and rounded to four decimal places, and

(c)  The Aircraft Purchase Price resulting from the Economic
     Adjustment Formula shall be rounded to the nearest dollar.

                           APPENDIX II

                        DELIVERY SCHEDULE

     First Aircraft           [     *                      ]
     Second Aircraft          [     *                      ]
     Third Aircraft           [     *                      ]
     Fourth Aircraft          [     *                      ]
     Fifth Aircraft           [     *                      ]
     Sixth Aircraft           [     *                      ]
     Seventh Aircraft         [     *                      ]
     Eighth Aircraft          [     *                      ]
     Ninth Aircraft           [     *                      ]
     Tenth Aircraft           [     *                      ]
     Eleventh Aircraft        [     *                      ]
     Twelfth Aircraft         [     *                      ]
     Thirteenth Aircraft      [     *                      ]
     Fourteenth Aircraft      [     *                      ]
     Fifteenth Aircraft       [     *                      ]
     Sixteenth Aircraft       [     *                      ]
     Seventeenth Aircraft     [     *                      ]
     Eighteenth Aircraft      [     *                      ]
     Nineteenth Aircraft      [     *                      ]
     Twentieth Aircraft       [     *                      ]
     Twenty-first Aircraft    [     *                      ]
     Twenty-second Aircraft   [     *                      ]
     Twenty-third Aircraft    [     *                      ]
     Twenty-fourth Aircraft   [     *                      ]
     Twenty-fifth Aircraft    [     *                      ]
     Twenty-sixth Aircraft    [     *                      ]
     Twenty-seventh Aircraft  [     *                      ]
     Twenty-eighth Aircraft   [     *                      ]
**   Twenty-ninth Aircraft    [     *                      ]
**   Thirtieth Aircraft       [     *                      ]
     Thirty-first Aircraft    [     *                      ]
     Thirty-second Aircraft   [     *                      ]

                                APPENDIX II

                      DELIVERY SCHEDULE  (CONTINUED)


     Thirty-third Aircraft    [     *                      ]
     Thirty-fourth Aircraft   [     *                      ]
**   Thirty-fifth Aircraft    [     *                      ]
     Thirty-sixth Aircraft    [     *                      ]
**   Thirty-seventh Aircraft  [     *                      ]
**   Thirty-eighth Aircraft   [     *                      ]
**   Thirty-ninth Aircraft    [     *                      ]
**   Fortieth Aircraft        [     *                      ]
**   Forty-first - Aircraft   [     *                      ]
**   Forty-second Aircraft    [     *                      ]
**   Forty-third Aircraft     [     *                      ]

                               APPENDIX III

                               SPECIFICATION


                            TYPE SPECIFICATION

                    [     *                          ]

                         [     *                ]


                              APPENDIX IV (A)

                        AIRCRAFT ONE THROUGH EIGHT

                     BUYER SELECTED OPTIONAL FEATURES

CR No.                          Description
     Price
                                                  (in July, 1995 US$)

00-008         Higher Design Weights (51,000 lbs MTOW) - ER   [     *
                                                    ]
00-009         Centre Wing Fuel Tank                          [     *
                                                    ]
00-013         FAA Collins Strapping                          [     *
                                                    ]
               F/A Call Annunciation Lights                   [     *
                                                    ]
               Interior - Universal North American            [     *
                                                    ]
               Class C Baggage Compartment minus temperature  [     *
          control                                   ]
               Reduced V2 Vref Speed                          [     *
                                                    ]
30-001         Red Anti-Ice Warning Light (FAA)               [     *
                                                    ]
               Logo Lights (includes Cargo Door Light)        [     *
                                                    ]
30-003         Red Beacon Lights                              [     *
                                                    ]
33-027         Altimeter Reset Auto Flash                     [     *
                                                    ]
34-031         Single Collins FMS 4100*                       [     *
                                                    ]
                              EROS Magic Mask                   [     *
                                                       ]
72-002         GE CF34-3B1 Engine - Series 200                [     *
                                                    ]
00-012         Additional Flap Setting                        [     *
                                                    ]
25-077         Exterior Paint Scheme - ACA (1st thru 4th A/C  [     *
          only)                                     ]
25-305         Ext. Paint Scheme                              [     *
          [     *                                   ]
          ]
               Avicom Announcement and Boarding Music System [     *
                                                   ]
34-037         Single GPS 4000 (CR 34-037)                   [     *
                                                   ]

Total Technical Features                               [     *         ]


All prices listed above are expressed in July 1, 1995 US dollars, and are subject to economic adjustment as provided in the Agreement.

[     *

                       ]

[     *
                                                      ]
                              APPENDIX IV (B)

                       AIRCRAFT NINE AND SUBSEQUENT

                     BUYER SELECTED OPTIONAL FEATURES

CR No.                                                    Description
     Price
                                                 (in July, 1995 US$)

00-008         Higher Design Weights (51,000 lbs MTOW) - ER   [     *
                                                     ]
00-009         Centre Wing Fuel Tank                          [     *
                                                     ]
00-013         FAA Collins Strapping                          [     *
                                                     ]
               F/A Call Annunciation Lights                   [     *
                                                     ]
               Interior - Universal North American            [     *
                                                     ]
               Class C Baggage Compartment minus temperature  [     *
          control                                    ]
               Reduced V2 Vref Speed                          [     *
                                                     ]
30-001         Red Anti-Ice Warning Light (FAA)               [     *
                                                     ]
               Logo Lights (includes Cargo Door Light)        [     *
                                                     ]
30-003         Red Beacon Lights                              [     *
                                                     ]
33-027         Altimeter Reset Auto Flash                     [     *
                                                     ]
34-031         Single Collins FMS 4100*                       [     *
                                                     ]
                              EROS Magic Mask                   [     *
                                                       ]
72-002         GE CF34-3B1 Engine - Series 200                [     *
                                                     ]
00-012         Additional Flap Setting                        [     *
                                                     ]
25-077         Exterior Paint Scheme - ACA (1st thru 4th A/C  [     *
          only)                                      ]
25-305         Ext. Paint Scheme                              [     *
          [     *                                   ]
          ]
               Avicom Announcement and Boarding Music System  [     *
**                                                  ]
23-363  ***    Passenger Briefing and Music System            [     *
          Provisions(1)                             ]
34-037         Single GPS 4000 (CR 34-037)                    [     *
                                                    ]

Total Technical Features                               [     *          ]


All prices listed above are expressed in July 1, 1995 US dollars, and are subject to economic adjustment as provided in the Agreement.

[     *

                       ]

[     *
                                                           ]

(1) Incorporation of Passenger Briefing and Music System Provisions effective on Eighth Aircraft and subsequent.


                        CUSTOMER SUPPORT SERVICES


ANNEX A -      TECHNICAL SUPPORT, SPARE PARTS, TRAINING AND
          TECHNICAL DATA


The following Customer Support Services are those services to which reference is made in Article 3 of the Agreement.

ARTICLE 1 - TECHNICAL SUPPORT

1.1  Factory Service

     BRAD agrees to maintain or cause to be maintained the capability to respond to Buyer's technical inquiries, to conduct investigations concerning maintenance problems and to issue findings and recommend action thereon. This service shall be provided for as long as ten
     (10) CL-600-2B19 aircraft remain in commercial air transport service.

1.2  Field Service Representative

     1.2.1     Services

     BRAD shall assign one (1) Field Service Representative ("FSR") to Buyer's main base of operation or other location as may be mutually agreed.

     1.2.2     Term

          Such assignment shall be for
          [     *                                        ] based on the
          purchase and delivery of thirty-three (33) Aircraft to Buyer (should Buyer eventually exercise and take delivery of less than thirty-three (33) Aircraft, the term shall be accordingly amended as per Letter Agreement No. 003A Article 3.0), and shall commence approximately one (1) month prior to the Delivery Date of the first Aircraft. The FSR assignment may be extended on terms and conditions to be mutually agreed.


     1.2.3     Responsibility

          The FSR's responsibility shall be to provide technical advice to Buyer for the line maintenance and operation of the Aircraft systems and troubleshooting during scheduled and unscheduled maintenance by Buyer's designated personnel ("FSR Services").

     1.2.4     Travel

          If requested by Buyer, the FSR may, at Buyer's expense, travel to another location to provide technical advice to Buyer. The FSR must fly on Buyer's airline, if such service is available.

     1.2.5     Office Facilities

          Buyer shall furnish the FSR, at no charge to BRAD, suitable
          and private office facilities [     *                    ] and
          related equipment including desk, file cabinet, access to two telephone lines, facsimile and photocopy equipment conveniently located at Buyer's main base of operation or other location as may be mutually agreed.

     1.2.6     Additional Expenses

          Buyer shall reimburse BRAD (net of any additional taxes on such reimbursement) the amount of any and all taxes (except Canadian taxes on the income of the FSR) and fees of whatever nature, including any customs duties, withholding taxes or fees together with any penalties or interest thereon, paid or incurred by BRAD or the FSR or other BRAD employee as a result of or in connection with the rendering of the services.

     1.2.7     Right to Stop Work

               BRAD shall not be required to commence or continue the FSR Services when:

               a.)  there is a labour dispute or work stoppage in
               progress at Buyer's      facilities;

               b.) there exist war, risk of war or warlike operations, riots or insurrections;

               c.)  there exist conditions that are dangerous to the
               safety or health of      the FSR or other BRAD employee;
               or

               d.)  the Government of the country where Buyer's
               facilities are located   or where Buyer desires the FSR
               to travel refuses the BRAD    employee permission to
               enter said country or Buyer's base of   operations.

     1.2.8     Work Permits and Clearances

          Buyer shall assist in arranging for all necessary airport security clearances required for the FSR or other BRAD employee to permit timely accomplishment of the FSR services.

1.3  Maintenance Planning Support

     1.3.1     Scheduled Maintenance Task Cards

          As described in Annex A Attachment A, BRAD shall provide Buyer BRAD's standard format scheduled maintenance task cards that shall conform to the Aircraft at the Delivery Date. At
          Buyer's request BRAD shall provide a proposal for task cards produced to Buyer's format.

     1.3.2     In-Service Maintenance Data

          Buyer agrees to provide to BRAD in-service maintenance data in order to provide updates to BRAD's recommended maintenance program. Buyer and BRAD shall agree on standards and frequency for communication of such data.

1.4  Additional Services

     At Buyer's request BRAD shall provide a proposal to provide such additional support services as the parties may agree upon, which may include special investigations, maintenance and repair of the Aircraft.

ARTICLE 2 - SPARE PARTS, GSE, TOOLS AND TEST EQUIPMENT

2.1.1     Definitions

     a.   "BRAD Parts":

          any spare parts, ground support equipment, tools and test equipment which bear an inhouse Cage Code number in the BRAD Provisioning Files (as that expression is defined in ATA Specification 2000).

     b.   "Power Plant Parts":

          any power plant or power plant part or assembly carrying the power plant manufacturer's part number or any part furnished by the power plant manufacturer for incorporation on the Aircraft.

     c.   "Vendor Parts":

          any spare parts, ground support equipment, tools and test equipment for the Aircraft which are not BRAD Parts or Power Plant Parts.

     d.   "Spare Parts":

          all materials, spare parts, assemblies, special tools and items of equipment, including ground support equipment, ordered for the Aircraft by Buyer from BRAD. The term Spare Parts includes BRAD Parts, Power Plant Part and Vendor Parts.

     e.   "Order":

          any order for Spare Parts issued by Buyer to BRAD; and

     f.   "Technical Data":

          shall have the meaning attributed to it in Annex A Article
          4.1.

2.1  Term and Applicability

     The term of this Annex A Article 2 shall become effective on the date hereof and shall remain in full force and effect with respect to the purchase and sale of Spare Parts for each Aircraft so long as at least ten (10) of the CL-600-2B19 aircraft remain in commercial air transport service. The provisions of Annex A Articles 2.2, 2.6.5, 2.24 and Annex B Article 5.0 shall survive expiration or termination of this Agreement.

2.2  Order Terms

     Terms and conditions hereof shall apply to all Orders placed by Buyer with BRAD in lieu of any terms and conditions in Buyer's purchase orders.

2.3  Purchase and Sale of Spare Parts

     2.3.1     Agreement to Manufacture and Sell

          BRAD shall manufacture, or procure, and make available for sale to Buyer suitable Spare Parts in quantities sufficient to meet the reasonably anticipated needs of Buyer for normal maintenance and normal spares inventory replacement for each Aircraft. During the term specified in Annex A Article 2.1 above, BRAD shall also maintain, or cause to be maintained, a shelf stock of certain BRAD Parts selected by BRAD to ensure reasonable re-order lead times and emergency support. BRAD shall maintain, or cause to be maintained, a reasonable quantity of BRAD insurance parts at a U.S. distribution centre. Insurance parts as used herein shall include, but not be limited to, dispatch-essential parts such as major flight control surfaces.

2.4  Agreement to Purchase BRAD Parts

     2.4.1     [     *


                              ]

     2.4.2     Buyer's Right to Purchase, Redesign or Manufacture

          [     *

                                                                ] shall
          not be construed as a granting of a license by BRAD and shall not obligate BRAD to disclose to anyone Technical Data or other information nor to the payment of any license fee or royalty or create any obligation whatsoever to BRAD and BRAD shall be relieved of any obligation or liability with respect to patent infringement in connection with any such redesigned part. Buyer shall be responsible for obtaining all regulatory authority approvals required by Buyer to repair the Aircraft using redesigned or manufactured BRAD Parts as described in the preceding Article. Any such redesigned part shall be identified with Buyer's part number only.

     2.4.3     Notice to BRAD of Redesigned Parts

          BRAD reserves the right to negotiate with Buyer the access to redesigned parts, drawings and the non-exclusive manufacturing rights of the redesigned part, if Buyer redesigns or has had any BRAD parts redesigned.

2.5  Purchase of Vendor Parts & Power Plant Parts

     BRAD shall not be obligated to maintain a stock of Power Plant Parts. BRAD maintains a spares stock of selected Vendor Parts at its own discretion to support provisioning and replenishment sales. BRAD agrees to use all reasonable efforts to require its vendors to comply with the terms and conditions of this Annex A Article 2 as they apply to Vendor Parts. Vendor Parts shall be delivered in accordance with the vendor's quoted lead time plus BRAD's internal processing time.

2.6  Spare Parts Pricing

     2.6.1     Spare Parts Price Catalogue

          Prices for commonly used BRAD Parts stocked by BRAD shall be published in the spare parts price catalogue ("Spare Parts Price Catalogue"). BRAD shall hold the published prices firm for catalogue stock class items for a period of twelve (12) months and shall provide at least ninety (90) calendar days notice prior to changing the published price.

     2.6.2     BRAD prices for Vendor Parts

          If Buyer orders Vendor Parts from BRAD, the price shall be as published in the Spare Parts Price Catalogue.

     2.6.3     Quotations

          Price and delivery quotations for items not included in the Spare Parts Price Catalogue shall be provided at Buyer's request by BRAD. Price quotations will be held firm for a period of ninety (90) calendar days or as otherwise specified by BRAD. Responses to quotation requests will be provided within ten (10) calendar days.

     2.6.4     Currency and Taxes

          All Spare Parts Price Catalogue and quotation prices shall be in U.S. dollars and exclusive of transportation, taxes, duties and licenses.

          Buyer shall pay to BRAD upon demand the amount of any sales, use, value-added, excise or similar taxes imposed by any federal, provincial or local taxing authority within Canada, and the amount of all taxes imposed by any taxing authority outside Canada, required to be paid by BRAD as a result of any sale, use, delivery, storage or transfer of any Spare Parts. If BRAD has reason to believe that any such tax is applicable, BRAD shall separately state the amount of such tax in its invoice. If a claim is made against BRAD for any such tax, BRAD shall promptly notify Buyer.

          In addition, Buyer shall pay to BRAD on demand the amount of any customs duties required to be paid by BRAD with respect to the importation by Buyer of any Spare Parts.

     2.6.5     Vendor Pricing

          BRAD shall use reasonable efforts to require its major vendors to maintain any published price for their parts for a period of at least twelve (12) months with a ninety (90) calendar day notice period prior to changing a published price.

2.7  Provisioning

     2.7.1     Pre-provisioning/Provisioning Conference

          Pre-provisioning and provisioning conferences shall be convened on dates to be mutually agreed between Buyer and BRAD in order to:

          (i) discuss the operational parameters to be provided by Buyer to BRAD which BRAD considers necessary for preparing its quantity recommendations for initial provisioning of Spare Parts to be purchased from BRAD or vendors ("Provisioning Items");

          (ii) review Buyer's ground support equipment and special tool requirements for the Aircraft;

          (iii) discuss the format of the provisioning documentation to be provided to Buyer from BRAD for the selection of Provisioning Items; and

          (iv) arrive at a schedule of events for the initial provisioning process, including the establishment of a date for the initial provisioning conference ("Initial Provisioning Conference") which shall be scheduled where possible at least six (6) months prior to delivery of the first Aircraft.

          The time and location of the pre-provisioning conference shall be mutually agreed upon between the parties; however, BRAD and Buyer shall use their best efforts to convene such meeting within thirty (30) days after execution of the Agreement.

2.8  Initial Provisioning Documentation

     Initial provisioning documentation for BRAD Parts and Vendor Parts shall be provided by BRAD as follows:

     a)   BRAD shall provide, as applicable to Buyer, no later than six
          (6) months prior to the Scheduled Delivery Date of the first Aircraft, or as may be mutually agreed, the initial issue of provisioning files.

          Revisions to this provisioning data shall be issued by BRAD every ninety (90) calendar days until ninety (90) calendar days following the Delivery Date of the last Aircraft or as may be mutually agreed; and

     b) the Illustrated Parts Catalogue designed to support provisioning shall be issued concurrently with provisioning data files and revised at ninety (90) calendar day intervals.

     2.8.1     Obligation to Substitute Obsolete Spare Parts

          In the event that, prior to delivery of the first Aircraft, any Spare Part purchased by Buyer from BRAD is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part thereto (other than a redesign at Buyer's request), BRAD shall deliver to Buyer new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts upon return of such Spare Parts to BRAD by Buyer. BRAD shall credit Buyer's account with the price paid by Buyer for any such obsolete or unusable Spare Part and shall invoice Buyer for the purchase price of any such substitute Spare Part delivered to Buyer.

     2.8.2     Delivery of Obsolete Spare Parts and Substitutes

          Obsolete or unusable Spare Parts returned by Buyer pursuant to Annex A Article 2.8.1. shall be delivered to BRAD at its plant in Ontario or Quebec, or such other destination as BRAD may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts shall be delivered to Buyer from BRAD's plant in Ontario or Quebec, or such other BRAD shipping point as BRAD may reasonably designate. BRAD shall pay the freight charges for the shipment from Buyer to BRAD of any such obsolete or unusable Spare Part and for the shipment from BRAD to Buyer of any such substitute Spare Part.

     2.8.3     Obligation to Repurchase Surplus Provisioning Items

          During a period [     *


                      ]
          receipt of Buyer's written request and subject to the exceptions in Annex A Article 2.8.4, repurchase unused and undamaged Provisioning Items which: (i) were recommended by BRAD as initial provisioning for the Aircraft, (ii) were purchased by Buyer from BRAD or Vendor at BRAD's recommendation, and (iii) are surplus to Buyer's needs.

     2.8.4     Exceptions

          BRAD shall not be obligated under Annex A Article 2.8.3 to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by BRAD in its Recommended Spare Parts List ("RSPL") for the Aircraft, (ii) Power Plant Parts, QEC Kits, standard hardware, bulk and raw materials, ground support equipment and special tools, (iii) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of Buyer's modification of the Aircraft and (iv) Provisioning Items which become surplus as a result of a change in Buyer's operating parameters provided to BRAD pursuant to Annex A
          Article 2.7, which were the basis of BRAD's initial provisioning recommendations for the Aircraft.

     2.8.5     Notification and Format

          Buyer shall notify BRAD, in writing, when Buyer desires to return Provisioning Items which Buyer's review indicates are eligible for repurchase by BRAD under the provisions of Annex A Article 2.8.3. Buyer's notification shall include a detailed summary, in part number sequence, of the Provisioning Items Buyer desires to return. Such summary shall be in the form of listings as may be mutually agreed between BRAD and Buyer, and shall include part number, nomenclature, purchase order number, purchase order date and quantity to be returned.

          Within sixty (60) calendar days after receipt of Buyer's notification and detailed summary BRAD shall complete the review of such summary.

     2.8.6     Review and Acceptance by BRAD

          Upon completion of BRAD's review of any detailed summary submitted by Buyer pursuant to Annex A Article 2.8.5., BRAD shall within sixty calendar days issue to Buyer a Material Return Authorization notice ("MRA") for those Provisioning Items BRAD agrees are eligible for repurchase in accordance with Annex A Article 2.8.3. BRAD will advise Buyer of the reason that any Provisioning Items included in Buyer's detailed summary are not eligible for return. The MRA notice shall state the date by which Provisioning Items listed in the MRA notice must be redelivered to BRAD as agreed between the parties, and Buyer shall arrange for shipment of such Provisioning Items accordingly, to the U.S. distribution centre.

     2.8.7     Price and Payment

          The price of each Provisioning Item repurchased by BRAD pursuant to Annex A Article 2.8.6 will be the original invoice price thereof. BRAD shall pay the repurchase price by issuing a credit memorandum in favour of Buyer which may be applied against amounts due BRAD for the purchase of Spare Parts and services.

     2.8.8     Return of Surplus Provisioning Items

          Provisioning Items repurchased by BRAD pursuant to Annex A
          Article 2.8.6 shall be delivered to BRAD's [     *
                                                                ]

     2.8.9 Obsolete Spare Parts and Surplus Provisioning Items - Title and Risk of Loss

          Title to and risk of loss of any obsolete or unusable Spare Parts returned to BRAD pursuant to Annex A Article 2.8.8 shall pass to BRAD upon delivery thereof to BRAD. Title to and risk of loss of any Spare Parts substituted for an obsolete or unusable Spare Part pursuant to Annex A Article 2.8.1 shall pass to Buyer upon delivery thereof to Buyer. Title to and risk of loss of any Provisioning Items repurchased by BRAD pursuant to Annex A Article 2.8.3 shall pass to BRAD upon delivery thereof to BRAD.

          With respect to the obsolete or unusable Spare Parts which may be returned to BRAD and the Spare Parts substituted therefor, pursuant to Annex A Article 2.8.1, and the Provisioning Items which may be repurchased by BRAD, pursuant to Annex A Article 2.8.3, the party which has the risk of loss of any such Spare Part or Provisioning Item shall have the responsibility of providing any insurance coverage thereon desired by such party.

2.9  Procedure for Ordering Spare Parts

     Orders for Spare Parts may be placed by Buyer to BRAD by any method of order placement (including but not limited to SITA, ARINC, telecopier, letter, telex, facsimile, telephone or hard copy purchase order).

     2.9.1     Requirements

          Orders shall include at a minimum order number, part number, nomenclature, quantity, delivery schedule requested, shipping instructions and BRAD's price, if available.

     2.9.2     Processing of Orders

          Upon acceptance of any Order, unless otherwise directed by Buyer, BRAD shall, if the Spare Parts are in stock, proceed immediately to prepare the Spare Parts for shipment to Buyer. If BRAD does not have the Spare Parts in stock, BRAD shall proceed immediately to acquire or manufacture the Spare Parts. Purchase order status and actions related to the shipment of Spare Parts shall be generally consistent with the provisions of the World Airline Suppliers Guide, as applicable to Buyer.

     2.9.3     Changes

          BRAD reserves the right, without Buyer's consent, to make any necessary corrections or changes in the design, part number and nomenclature of Spare Parts covered by an Order, to substitute Spare Parts and to adjust prices accordingly,
          provided that interchangeability is not affected [     *
                                                 ]unless Buyer's order
          specifically and reasonably prohibits such substitution. BRAD shall promptly give Buyer written notice of corrections, changes, substitutions and consequent price adjustments. Corrections, changes, substitutions and price adjustments which affect interchangeability or exceed the price limitations set forth above may be made only with Buyer's written consent, which consent shall conclusively be deemed to have been given unless Buyer gives BRAD written notice of objection within thirty (30) calendar days after receipt of BRAD's notice. In case of any objection, the affected Spare Part will be deemed to be deleted from Buyer's Order.

2.10 Packing

     All Spare Parts ordered shall receive standard commercial packing suitable for export shipment via air freight. Such standard packing will generally be to ATA 300 standards as amended from time to time. All AOG orders will be handled, processed, packed and shipped separately.

2.11 Packing List

     BRAD shall insert in each shipment a packing list/release note itemized to show:

     (i)  the contents of the shipment,
     (ii) the approved signature of BRAD's TC authority attesting to the airworthiness of the Spare Parts.
     (iii)     value of the shipment for customs clearance if required.

2.12 Container Marks

     Upon Buyer's request each container shall be marked with shipping marks as specified on the Order. In addition BRAD shall, upon request, include in the markings: gross weight and cubic measurements.

2.13 Delivery, Title and Risk of Loss

     2.13.1    Delivery Point

          Spare Parts, other than AOG and Critical Orders, shall be delivered to Buyer FOB BRAD's U.S. distribution centre. AOG and Critical Orders shall be delivered FOB point of origin.

     2.13.2 Delivery Time

          BRAD shall use reasonable efforts so that shipment of BRAD Parts to Buyer be as follows:

          a)   AOG Orders

               Ship AOG Orders within four (4) hours of receipt of Order. Buyer's affected Aircraft factory production number shall be required on AOG Orders;

          b)   Critical Orders (A1)

               Ship critical Orders within twenty-four (24) hours of order receipt;

          c)   Expedite Orders (A2)

               Ship expedite Orders within seven (7) calendar days of order receipt;

          d)   Initial Provisioning Orders

               Prior to the Delivery Date of the first Aircraft or as may be mutually agreed; and

          e)   Other Orders

               Shipment of stock items shall be approximately thirty
               (30) calendar days after BRAD's receipt of Buyer's Order. Shipment of non-stock items shall be in accordance with quoted lead times or lead times published in the current Spare Parts Price Catalogue, procurement data, or provisioning data.

2.14 Collect Shipments

     Where collect shipments are not deemed practicable by BRAD, charges for shipment, insurance, prepaid freight charges and all other costs paid by BRAD shall be paid by Buyer promptly upon presentation to Buyer of invoices covering the same.

2.15 Freight Forwarder

     If Buyer elects to use the services of a freight forwarder for the onward movement of Spare Parts, Buyer agrees to release BRAD from and indemnify it for any liability for any fines or seizures of Spare Parts imposed under any governmental Goods in Transit regulations. Any such fines levied against BRAD will be invoiced to Buyer and any Spare Parts seized under such regulations will be deemed to be received, inspected, and accepted by Buyer at the time of seizure.

2.16 Intentionally Left Blank

2.17 Title and Risk of Loss

     Property and title to the Spare Parts will pass to Buyer upon payment for the Spare Parts in full. Until payment in full for Spare Parts, (a) title to them will not pass to Buyer, and (b) BRAD maintains a purchase money security interest in them. Risk of loss of the Spare Parts will pass to the Buyer upon delivery by BRAD. With respect to Spare Parts rejected by Buyer pursuant to Annex A
     Article 2.19, risk of loss shall remain with Buyer until such Spare Parts are re-delivered to BRAD .

     BRAD agrees to notify Buyer when material is shipped and shall provide carrier's reference information (i.e., waybill number).

2.18 Inspection and Acceptance

     All Spare Parts shall be subject to inspection by Buyer at destination. Use of Spare Parts or failure of Buyer to give notice of rejection within forty-five (45) days after receipt shall constitute acceptance. Acceptance shall be final and Buyer waives the right to revoke acceptance for any reason, whether or not known to Buyer at the time of acceptance. Buyer's remedies for defects discovered before acceptance are exclusively provided for in Annex A Article 2.19 herein.

2.19 Rejection

     Any notice of rejection referred to in Annex A Article 2.18 shall specify the reasons for rejection. If BRAD concurs with a rejection, BRAD shall, at its option, either correct, repair or replace the rejected Spare Parts. Buyer shall, upon receipt of BRAD's written instructions and Material Return Authorization ("MRA") number, which BRAD shall issue in a timely manner, return the rejected Spare Parts to BRAD at its specified plant, or other destination as may be mutually agreeable. The return of the rejected Spare Parts to BRAD and the return or delivery of a corrected or repaired rejected Spare Part or any replacement for any such Spare Part to Buyer shall be at BRAD's expense. Any corrected, repaired or replacement Spare Parts shall be subject to the provisions of this Agreement.

2.20 Payment

     Except as provided in Annex A Article 2.22 below, payment terms shall be net thirty (30) calendar days of invoice date for established open accounts. Any overdue amount shall bear interest from the due date until actual payment is received by BRAD at an annual rate of interest equal to the U.S. prime interest rate as established from time to time by the Chase Manhattan Bank, New York Branch, or its successor,,, plus two percent (2%) calculated and compounded monthly.

2.21 Payment for Provisioning Items

     Payment for Provisioning Items purchased by Buyer as contemplated by Paragraph 2.7.1(i) shall be made by Buyer as follows:

     a) a deposit of 7.5% of the total price of the Provisioning Items as selected by Buyer, upon signature of the spares provisioning document; and

     b) the balance of the total price of Provisioning Items upon their delivery.

2.22 Modified Terms of Payment

     BRAD reserves the right to alter the terms of payment without prior notice if Buyer fails to pay when due an amount Buyer owes under any agreement with BRAD, unless such failure relates to a good faith dispute of an invoice.

2.23 Regulations

     Buyer shall comply with all applicable monetary and exchange control regulations and shall obtain any necessary authority from the governmental agencies administering such regulations to enable Buyer to make payments at the time and place and in the manner specified herein.

2.24 Warranty

The warranty applicable to Spare Parts is set forth in Annex B hereto.

2.25 Cancellation of Orders

     Except as otherwise may apply to initial provisioning, if Buyer cancels an Order, BRAD, at its option, shall be entitled to recover actual damages, but not less than the following cancellation charges or more than the purchase price of the Spare Parts covered by the Order:

     a) if work accomplished on the Order has been limited to BRAD Spares Department, or the part has been identified as "shelf stock" in the Spare Parts Price Catalogue, no cancellation charges shall be made;

     b) if production planning has been completed on the Order and shop orders have been written, but no shop time or material charges have been made against the Order, the cancellation charge shall be 10% of the price but not to exceed $100 per unit;

     c) if shop time or material charges have been made against the Order, the cancellation charge shall be based on the cost of such time and materials, plus overhead; and

     d) if the Spare Parts covered by the Order can be absorbed into BRAD's inventory without increasing BRAD's normal maximum stock level, no cancellation charges shall be made.

2.26 Lease

     BRAD shall select and make available certain parts for lease, subject to availability Buyer has the option to negotiate a lease agreement with BRAD separate from this Agreement.

2.27 Additional Terms and Conditions

     BRAD's conditions of sale are deemed to incorporate the terms and conditions stated herein. Additional terms and conditions applicable at time of receipt of each order from Buyer may be added providing such terms and conditions do not conflict with the terms and conditions provided herein. Such additional terms and conditions shall be provided to Buyer at least ninety (90) calendar days prior to their effective date.

ARTICLE 3 - TRAINING

3.1  General Terms

     3.1.1 The objective of the training programs (the "Programs"), as described herein, shall be to familiarize and assist
          Buyer's personnel in the introduction, operation, and maintenance of the Aircraft.

          BRAD shall offer to the Buyer the Programs in the English language at a BRAD designated facility.

          [     *






                                   ]

     3.1.2 Buyer shall be responsible for all travel and living expenses, including local transportation, of Buyer's personnel incurred in connection with the Programs.

     3.1.3 The Programs shall be designed to reflect the model and/or configuration of the Aircraft and may include differences training to identify such configuration or model. Manuals which are provided during the Programs exclude revision service.

     3.1.4 A training conference shall be held where possible no later than six (6) months prior to the Scheduled Delivery Date of the first Aircraft to the Buyer, or as may be otherwise agreed, to establish the Programs' content and schedule.

3.2  Flight Crew Training

     3.2.1     Flight Crew Ground Training

          At no additional charge, BRAD will provide with each delivered Aircraft, a TC or FAA approved transition training for one (1) of Buyer's crews (two (2) pilots) who meet the minimum entry requirement provided in the applicable training manual. Each course shall consist of up to eighty (80) hours of classroom instruction which may include part task trainer, Computer Based Training (CBT), and/or Flight Training Device (FTD). BRAD shall furnish each of Buyer's licensed pilots attending the course one copy of the Flight Crew Operating Manual.

     3.2.2     Pilot Simulator Training

          At no additional charge, BRAD shall provide access to a TC or FAA approved flight simulator for the crews trained under Annex A Article 3.2.1. BRAD shall provide a simulator and a simulator instructor for up to eight (8) missions for the crews trained on BRAD's designated simulator in Montreal; each mission shall consist of four (4) hours in the simulator and required briefing/debriefing sessions.

     3.2.3     In-flight Training

          Should Buyer require aircraft flight training, such training shall be conducted in Buyer's Aircraft after the Delivery Date for up to a maximum of four (4) of Buyer's pilots. BRAD shall provide an instructor pilot at no additional charge; Buyer shall be responsible for the cost of fuel, oil, landing fees, taxes, insurance, maintenance, and other associated operating expenses required for the Aircraft during such training.

     3.2.4     Flight Attendant Course

          A familiarization course for up to two (2) of Buyer's flight attendant personnel shall be conducted. Each course shall be for a maximum of five (5) working days duration. This course shall present general information on the Aircraft and detailed information on the operation of the passenger safety equipment and emergency equipment. BRAD shall furnish for each participant in this course one (1) copy of the Flight Attendant Training Guide which shall not be revised. Buyer shall assist BRAD in the development of the Flight Attendant Training Guide to incorporate Buyer's specific equipment and procedures.

     3.2.5     Flight Dispatcher Course

          A course for up to two (2) of Buyer's flight dispatch personnel shall be conducted. Each course shall be for a maximum of five (5) working days duration. The course shall consist of classroom instruction covering general Aircraft familiarization, coverage of performance, flight planning, weight and balance and the Minimum Equipment List. BRAD shall furnish for each participant in this course one (1) copy of the Flight Crew Operating Manual which shall not be revised.

     3.2.6     Recurrent Pilot Training

          BRAD shall, upon Buyer's request, provide a proposal for a TC or FAA approved course for type rated pilots, customized in content to meet the recurrent training of Buyer's pilots.

     3.2.7     Course Training Material

          BRAD shall, upon Buyer's request, present a proposal to provide one (1) set of the materials (without revision service) used to conduct the Flight Crew Ground Training course, as follows:

          i)   35 mm slides;
          ii)  Instructional Narrative and/or Instruction Guides;
          iii) Overhead Projection Transparencies;
          iv)  Motion picture and/or Video tapes; and
          v)   Audio cassettes tapes.

3.3  Maintenance Training

     3.3.1     Airframe and Powerplant Systems Maintenance Course

          At no additional charge, with each delivered Aircraft, BRAD shall train up to two (2) of Buyer's qualified personnel.
          This course shall emphasize detailed systems description, operation, and routine line maintenance practices. The course material shall be principally mechanical with electrical and avionics information for overall systems comprehension. The course duration shall be for a maximum of twenty-five (25) working days.

     3.3.2     Electrical and Avionics Systems Maintenance Course

          At no additional charge, with each delivered Aircraft, BRAD shall train up to two (2) of Buyer's qualified personnel. The course shall emphasis detailed systems description, operation and routine line maintenance practices. The course material shall be principally electrical and avionic but shall include mechanical information for overall systems comprehension. The course duration shall be for a maximum of twenty-five (25) working days.

     3.3.3     Ground Handling Course

          BRAD shall, at no additional charge, train up to two (2) of Buyer's qualified personnel. This course shall provide ramp service personnel with training to be able to tow and park Aircraft and perform routine ramp servicing tasks. Such training shall be conducted in class with a practical demonstration on Buyer's Aircraft after acceptance. The course duration shall be a maximum of five (5) working days and the practical demonstration shall not exceed two (2) working days.

     3.3.4     General Familiarization Course

          BRAD shall, at no additional charge, train up to
          [     *          ] of Buyer's personnel.  The course shall
          generally describe the Aircraft, the systems and the maintenance and support requirements. This course is primarily designed for Buyer's facilities planning, parts provisioning and aircraft management personnel. The course duration is for a maximum of five (5) working days.

     3.3.5     Engine Run-up Course

          BRAD shall provide an Engine Run-up course, at no additional
          charge, for up to [     *          ] of Buyer's qualified
          personnel. This course enables Buyer's personnel to gain proficiency in engine and APU runs, cockpit management procedures , malfunctions and exceedences. A prerequisite for this course is satisfactory completion of the Airframe and Powerplant Systems Maintenance course. The course duration shall be for a maximum of two (2) working days.

     3.3.6     Specialist Courses

          At Buyer's request, BRAD shall make a proposal for specialist courses which will be derived from BRAD's standard courses detailed herein.

     3.3.7     Recurrent Training

          At Buyer's request, BRAD shall make a proposal for a Regulatory Authority approved training plan for maintenance recurrent training.

     3.3.8     Vendor Training

          At Buyer's request, BRAD shall assist Buyer to obtain vendor maintenance training.

     3.3.9     Course Training Material

          BRAD, upon Buyer's request, shall present a proposal to provide one (1) set of the training materials (without revision service) used to conduct BRAD's standard training as detailed herein:

          i)   35 mm slides;
          ii)  Lesson Guides;
          iii) Overhead Projection Transparencies;
          iv)  Motion picture and/or Video tapes; and
          v)   Audio cassettes tapes.

3.4  Insurance

     3.4.1     Buyer shall at all times during flight training in
          Buyer's Aircraft    secure and maintain in effect, at its own
          expense, insurance policies   covering the Aircraft including
          without limitation:

          a)   liability insurance covering public liability, passenger,
               crew, property and cargo damage in amounts [     *
                                                                      ]

          b) all risk aircraft hull and engine insurance for an amount which is not less than its then fair market value.

     3.4.2 The liability policy shall name BRAD (and its affiliates) as additional insured. The hull policy shall contain a waiver of subrogation in favour of BRAD (and its affiliates); [ *

                                                                ].  All
          insurance policies shall provide for payments despite any misrepresentations or breach of warranty by any person (other than the assured receiving payments) and shall not be subject to any offset by any other insurance carried by BRAD except that Buyer shall not be required to provide insurance with respect to the manufacturing, repair and maintenance activities of BRAD (and of its affiliates) and the related potential liability (product or otherwise) arising therefrom.


ARTICLE 4 - TECHNICAL DATA

4.1  Technical Data Provided

     BRAD shall furnish to Buyer the Technical Data described in Attachment A hereto (the "Technical Data"). The Technical Data shall be in the English language and shall provide information on items manufactured according to BRAD's detailed design and in those units of measures used in the Specification or as may otherwise be required to reflect Aircraft instrumentation as may be mutually agreed.

4.2  Shipment

     All Technical Data provided hereunder shall be delivered to Buyer Free Carrier (Incoterms) BRAD's designated facilities and at the time indicated in Attachment A.

4.3  Proprietary Technical Data

     It is understood and Buyer acknowledges that the Technical Data provided herein is proprietary to BRAD and all rights to copyright belong to BRAD and the Technical Data shall be kept confidential by Buyer. Buyer agrees to use the Technical Data solely to maintain, operate, overhaul or repair the Aircraft or to make installation or alteration thereto allowed by BRAD.

     Technical Data shall not be disclosed to third parties or used by Buyer or furnished by Buyer for the design or manufacture of any aircraft or Spare Parts including BRAD Parts or items of equipment, except when manufacture or redesign is permitted under the provisions Article 23.2 of the Agreement or of Annex A Article
     2.4 hereof and then only to the extent and for the purposes expressly permitted therein.


ANNEX B - WARRANTY AND SERVICE LIFE POLICY

ARTICLE 1 - WARRANTY

The following warranty is that to which reference is made in Article 3 of the Agreement.

1.1  Warranty

     1.1.1 Subject to Annex B Articles 1.9, 1.10, and 2, BRAD warrants that, at the date of delivery of the Aircraft or BRAD Part, as applicable :

          a) the Aircraft shall conform to the Specification, except that any matter stated in the Specification as type characteristics, estimates or approximations is excluded from this Warranty;

          b) the Aircraft shall be free from defects caused by the failure of BRAD to install a Vendor Part or Powerplant
               Part in accordance with reasonable instructions of the vendor;

          c) the Aircraft, excluding however Vendor Parts and Powerplant Parts which shall be governed by Article 2 hereof, shall be free from defects in material or workmanship [
               *                                         ] and

          d) the Aircraft, excluding however Vendor Parts and Powerplant Parts which shall be governed by Article 2 hereof, shall be free from defects in design, having regard to the state of the art as of the date of such design.

     1.1.2     The Warranty set forth in Annex B Article 1.1.1 (c) and
          (d) above shall also be applicable to BRAD Parts purchased as Spare Parts.

     1.1.3 BRAD further warrants that, at the time of delivery, the Technical Data shall be free from error.

1.2  Warranty Period

     1.2.1 The Warranty set forth in Annex B Article 1.1 shall remain in effect for any defect covered by the Warranty (a "Defect") becoming apparent during the following periods (individually, the "Warranty Period"):

          a) for failure to conform to the Specification and in the installation referred to in Annex B Article 1.1.1 (a) and
               1.1.1 (b), thirty-six (36) months from the Delivery Date;

          b) for those Defects in material or workmanship referred to in Annex B Article 1.1.1 (c) and 1.1.2, thirty-six (36) months from the date of delivery of the Aircraft or BRAD Parts, as applicable;

          c)   for those Defects in design referred to in Annex B
               Article 1.1.1 (d), thirty-six (36) months from the date of delivery of the Aircraft or BRAD Parts, as applicable; and

          d)   for errors in the Technical Data referred to in Annex B
               Article 1.1.3, twelve (12) months from the date of delivery of the applicable Technical Data.

1.3  Repair, Replacement or Rework

     As to each matter covered by this Warranty BRAD's sole obligation and liability under this Warranty is expressly limited to, at BRAD's election, correction by the repair, replacement or rework of the defective part or item of Technical Data. The repaired, replaced or reworked part or item of Technical Data which is the subject of the Warranty claim shall then be warranted under the same terms and conditions for the then unexpired portion of the Warranty Period.

     In the case of a Defect relating to non-conformance with the Specification, BRAD shall correct that Defect in the equipment item or part in which the Defect appears, except that BRAD will not be obligated to correct any Defect which has no material adverse effect on the maintenance, use or operation of the Aircraft or the image of Buyer as a reputable airline operator.

1.4  Claims Information

     BRAD's obligations hereunder are subject to a Warranty claim to be submitted in writing to BRAD's warranty administrator, which claim shall include but not be limited to the following information:

     a) the identity of the part or item involved, including the Part number, serial number if applicable nomenclature and the quantity claimed to be defective;

     b) the manufacturer's serial number of the Aircraft from which the part was removed;

     c)   the date the claimed Defect became apparent to Buyer;

     d) the total flight hours (and cycles if applicable) accrued on the part at the time the claimed Defect became apparent to Buyer; and

     e) a description of the claimed Defect and the circumstances pertaining thereto.

1.5  Intentionally Left Blank .

1.6  Timely Corrections

     BRAD shall make the repair, replacement or rework, following receipt of the defective part or item, with reasonable care and dispatch.

     In the event that BRAD does not respond or confirm receipt of a warranty claim from Buyer within
     [     *
                                      ] subject to Buyer and
     BRAD agreeing on a non-receipt of a confirmation from BRAD within
     [     *          ] from the
     date of submittal of claim.

1.7  Labour Reimbursement

     For correction of Defects BRAD shall establish a reasonable estimate for the labour hours required for the repair, replacement or rework of the defective BRAD Part and, if the repair, replacement or rework is performed by Buyer or by third party on behalf of Buyer, BRAD shall reimburse Buyer for BRAD estimated hours or for Buyer's or third party's actual labour hours, whichever is less, for the repair, replacement or rework of the defective BRAD Part excluding any work necessary to gain access to said BRAD Part. Such reimbursement shall be based upon Buyer's direct labour rate per manhour plus burden rate of fifty percent (50%), subject to annual review and adjustment of such labour rate as mutually agreed; provided, however, that this amount shall not exceed fifty percent (50%) of the BRAD published selling labour rate.

1.8  Approval, Audit, Transportation and Waiver

     All Warranty claims shall be subject to audit and approval by BRAD. BRAD will use reasonable efforts to advise in writing the disposition of Buyer's Warranty claim within thirty (30) days following the receipt of the claim and (if requested) return of the defective BRAD Part to BRAD's designated facility. BRAD shall notify Buyer of BRAD's disposition of each claim.

     Buyer shall pay all costs of transportation of the defective part from Buyer to BRAD's U.S. distribution centre and BRAD shall pay all costs of transportation of the repaired, corrected or replacement parts back to Buyer.

1.9  Limitations

     1.9.1 BRAD shall be relieved of and shall have no obligation or liability under this Warranty if:

          a) the Aircraft was operated with any products or parts not specifically approved by BRAD, unless Buyer furnishes reasonable evidence acceptable to BRAD that such products or parts were not a cause of the Defect; or

          b) the Aircraft was not operated or maintained in accordance with the Technical Data listed in Attachment A of Annex A and the manufacturer's documentation furnished to Buyer (including Service Bulletins and airworthiness directives) unless Buyer furnishes reasonable evidence acceptable to BRAD that such operation or maintenance was not a cause of the Defect; or

          c) the Aircraft was not operated under normal airline use, unless Buyer furnishes reasonable evidence acceptable to BRAD that such operation was not a cause of the Defect; or

          d)   Buyer does not

               1) report the Defect in writing to BRAD's Warranty administrator within forty-five (45) calendar days following such Defect becoming apparent, and

               2) retain the BRAD Part claimed to be defective until advised by BRAD to return such BRAD Part to BRAD's designated facility in order for BRAD to finalize its evaluation of the Warranty claim or to otherwise dispose of such BRAD Part; or

          e) Buyer does not submit reasonable demonstration to BRAD within forty-five (45) calendar days after the Defect becomes apparent that the Defect is due to a matter covered within this Warranty; or

          f) Buyer does not allow BRAD reasonable opportunity (taking into account Buyer's wish to replace Aircraft back in service) to be present during the disassembly and inspection of the BRAD Part claimed to be defective.

     1.9.2     The above warranties do not apply to Buyer Furnished
          Equipment.

1.10 Normal Usage

     Normal wear and tear and the need for regular maintenance and overhaul shall not constitute a Defect or failure under this Warranty.

1.11 Overhaul of Warranty Parts

     BRAD's liability for a BRAD Part which has a Defect and is overhauled by Buyer within the Warranty Period shall be limited only to that portion of the labour and material replacement related to the Defect.

1.12 No Fault Found

     In the event that a BRAD Part returned under a Warranty claim is subsequently established to be serviceable then BRAD shall be entitled to charge and recover from Buyer any reasonable inspection, transportation, repair and other costs of a similar nature incurred by BRAD in connection with such Warranty claim. Providing, however, in the event that repetitive in-service failure occurs on the particular BRAD Part which is subsequently identified by BRAD on a repeated basis to be "no fault found," then BRAD and Buyer shall discuss and mutually agree a course of further action to help identify the problem. In the event the fault is ultimately confirmed to be a legitimate Warranty claim then the above mentioned costs, if incurred by BRAD will be borne by BRAD, and any such costs already paid by Buyer will be reimbursed by BRAD.


ARTICLE 2 - VENDOR WARRANTIES

2.1  Warranties from Vendors

     The Warranty provisions of this Annex B apply to BRAD Parts only. However, BRAD has made or shall make reasonable efforts to obtain favourable warranties from vendors, with respect to Vendor Parts and Power Plant Parts. Except as specifically provided under this Annex B Article 2, BRAD shall have no liability or responsibility for any such Vendor Parts and Power Plant Parts and the warranties for those Vendor Parts and Power Plant Parts shall be the responsibility of the vendor and a matter as between Buyer and vendor.

2.2  Vendor Warranty Backstop

     For those Vendor Parts installed on the Aircraft at the Delivery Date or subsequently purchased through BRAD, excluding the Powerplant or the Power Plant Parts, in the event the parties agree that a vendor is in default in the performance of any material obligation under any applicable warranty obtained by BRAD from such vendor pursuant to Annex B Article 2.1 above, the warranties and all other terms and conditions of Annex B Article 1 shall become applicable as if the Vendor Parts had been a BRAD Part, except that the warranty period shall be the Warranty Period as set forth herein or by the vendor's warranty, whichever is shorter.

2.3  BRAD's Interface Commitment

     In the event of a dispute in the application of a Vendor Part warranty, at Buyer's request addressed to BRAD's warranty administrator, BRAD shall, without charge, conduct an investigation and analysis of any such dispute resulting from a technical interface problem to determine, if possible, the cause of the interface problem and then recommend feasible corrective action. Buyer shall furnish to BRAD all data and information in Buyer's possession relevant to the interface problem and shall cooperate with BRAD in the conduct of its investigation and such tests as may be required. BRAD, at the conclusion of its investigation, shall advise Buyer in writing of BRAD's opinion as to the cause of the problem and BRAD's recommended corrective action.


ARTICLE 3 - SERVICE LIFE POLICY

3.1  Applicability

     The Service Life Policy ("SLP") described in this Annex B Article 3
     shall apply if [     *
                               ] in any Covered Component which is
     defined in Annex B Article 3.7 below.

3.2  Term

     3.2.1 Should such failures occur in any Covered Component within one hundred and forty-four (144) months following delivery of the Aircraft containing such Covered Component, BRAD shall, as promptly as practicable and at its option;

          a)   design and/or furnish a correction for such failed
               Covered Component; or

          b) furnish a replacement Covered Component (exclusive of standard parts such as bearings, bushings, nuts, bolts, consumables and similar low value items).

3.3  Price

     Any Covered Component which BRAD is required to furnish under this SLP shall be provided for at a price calculated in accordance with the following formula:

     P =  C x T
          144

Where:

     P =  Price of Covered Component to Buyer;
     C =  BRAD's then current price for the Covered Component;
          T = The total time to the nearest month since the Aircraft containing the Covered Component,
          [     *                                        ] was delivered
          by BRAD

3.4  Conditions and Limitations

     3.4.1 The following general conditions and limitations shall apply to the SLP:

          a) the transportation cost for the return to BRAD's designated facility, if practicable, of any failed Covered Component necessary for failure investigation or redesigning studies shall be borne by BRAD but Buyer agrees to use reasonable efforts to ship the Covered Component on Buyer's aircraft to a scheduled destination closest to Canadair's designated facility at no cost to BRAD;

          b) BRAD's obligations under this SLP are conditional upon the submission of reasonable proof acceptable to BRAD that the failure is covered hereby;

          c) Buyer shall report any failure of a Covered Component in writing to BRAD`s Warranty administrator within two (2) months after such failure becomes evident
               [        *                                   ]  Failure
               to give this required notice shall
               excuse BRAD from all obligations with respect to such failure;

          d) the provisions of Annex B Article 1.9 of the Warranty (except for subparagraphs (d) and (e) thereof) are incorporated by this reference and shall condition BRAD's obligations under this SLP with respect to any Covered Component;

          e) BRAD's obligations under this SLP shall not apply to any Aircraft which has not been correctly modified in accordance with the specifications or instructions contained in the relevant Service Bulletins which are furnished to Buyer prior to receipt by BRAD from Buyer of any notice of an occurrence which constitutes a failure in a Covered Component, subject to Buyer having had reasonable time to i) obtain parts required for the installation of the Service Bulletin and ii) incorporate the Service Bulletin into the Aircraft. The provisions of this subparagraph shall not apply in the event that Buyer furnishes reasonable evidence acceptable to BRAD that such failure was not caused by Buyer's failure to so modify the Aircraft;

          f)   this SLP shall not apply to a failure of a Covered
               Component if BRAD determines that such failure may not reasonably be expected to occur on a repetitive basis unless subsequently demonstrated to be; and

          g) this SLP shall not apply to a Covered Component where the failure results from an accident, abuse, misuse, degradation, except for normal wear and tear, negligence or wrongful act or omission, unauthorized repair or modification adversely affecting a Covered Component, impact or foreign object damage, to any Covered Component.

3.5  Coverage

     This SLP is neither a warranty, performance guarantee nor an agreement to modify the Aircraft to conform to new developments in design and manufacturing art. BRAD's obligation is only to provide correction instructions to correct a Covered Component or furnish replacement at a reduced price as provided in this SLP.

3.6  Covered Component

     Only those items or part thereof listed in Attachment A to this Annex B shall be deemed to be a Covered Component, and subject to the provisions of this SLP.


ARTICLE 4 - GENERAL

4.1  It is agreed that BRAD shall not be obligated to provide to Buyer
     any remedy     which is a duplicate of any other remedy which has
     been provided to Buyer under  any other part of this Annex B.



CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.


          Bombardier Inc.
     Bombardier Regional Aircraft
          Division
     Garratt Boulevard
          Downsview, Ontario
          Canada M3K 1Y5
          Telephone (416) 633-7310

January 29, 1998
Our Ref: B96-7701-RJTL-RJ0350-001B

Atlantic Coast Airlines
515A Shaw Road,
Dulles, Virginia,
U.S.A. 20166
Gentlemen,

This Letter Agreement to Purchase Agreement No. RJ-0350 dated January 8, 1997 (the "Agreement") between Bombardier Inc. ("BRAD") and Atlantic Coast Airlines ("Buyer") relating to the purchase of twelve (12)
Canadair Regional Jet Aircraft (the "Aircraft").

This Letter Agreement No. 001B dated April 24, 1997 cancels and supersedes Letter Agreement No. 001A, dated April 16, 1997

Subject:  Credit Memorandum

This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

Recital

As provided in Letter Agreement RJ0350-13 to the Agreement as amended by this Contract Change Order herein, Buyer has elected to receive
[     *        ] out of the total credit memorandum available to Buyer
in accordance with Letter Agreement RJ0350-001, in the form of a
[    *   ] credit memorandum for the [     *                    ]
Aircraft. As stipulated in Letter Agreement RJ0350-13, such credit
memorandum shall be utilized by Buyer [     *

       ]

Notwithstanding the above, and in order to assist Buyer in the
acquisition of [     *          ] BRAD agrees, subject always to Buyer
being in compliance with all terms and conditions of the Agreement, to
provide Buyer each of the [    *     ] credit memorandum allocated to
the [     *               ] Aircraft at time of delivery of the First
Aircraft as set forth below;

1.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

2.0 In consideration of Buyer having entered into the above referenced Agreement for the purchase of twenty-three (23) Aircraft, BRAD will issue to Buyer upon delivery and payment for the price of the Aircraft in accordance with the Agreement, a credit memorandum in
     the amount of (i) [     *

                               ], or (ii) [     *



       ]

***3.0         In addition, BRAD will, a) issue to Buyer upon delivery
     and payment in full for the
     First Aircraft, [     *            ] credit memorandum in the
     amount of [     *
                                                       ] and b),  issue
     to Buyer upon delivery and payment in
     full for the Fifth Aircraft, a [     *            ] credit
     memorandum in the amount of  [     *
                                                       ]  Each of the
     credit memorandum in a) and b) above, shall be made available to Buyer by reducing the escalated value of the credit memoranda
     listed in 2.0 above by [     *            ] for each of the
     [     *            ] Aircraft, resulting a corresponding increase
     in the [     *
                                                       ] as stated in
     Letter Agreement RJ0350-13 Such credit memoranda as provided by
     BRAD above, will be used [     *
                                                       ]

4.0  [     *




     The credit memorandum will [   *    ] be adjusted on the same pro-
     rata percentage calculation as other aircraft price changes due to changes in the Specification or Buyer selected optional features as otherwise provided for in this Agreement. The credit memorandum, as adjusted, will be known as the "Credit Memorandum".

5.0  Notwithstanding the provisions of this Letter Agreement, in the
     case of any Aircraft where the [     *


                                 ]

6.0 In the event of the Termination of the Agreement, this Letter Agreement shall become automatically null and void with respect to any undelivered Aircraft.

7.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer, except as required for financing purposes in accordance with Letter Agreement No. 7 (Financing Assistance) and except as part of an assignment of the Agreement as expressly permitted in Article 20 of the Agreement, without the prior written consent of BRAD.

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.


Yours truly,
BOMBARDIER INC.



________________________                Date:_____________
Scott Crawford
Senior Contracts Account Executive


Acknowledged and Accepted


Atlantic Coast Airlines



________________________                Date:_____________
Rick Kennedy
General Counsel and Corporate Secretary

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

January 8, 1997
Our Ref: B96-7701-RJTL-RJ0350-002



Atlantic Coast Airlines
1 Export Drive,
Sterling, Virginia,
U.S.A. 20164


Gentlemen,

Letter Agreement No. 002 to Purchase Agreement No. RJ-0350 dated January 8, 1997 (the "Agreement" between Bombardier Inc. ("BRAD") and Atlantic Coast Airlines ("Buyer") relating to the purchase of twelve (12)
Canadair Regional Jet Aircraft (the "Aircraft")

Subject:  Conditions Precedent

1.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

2.0 In consideration of Buyer having entered into the above referenced Agreement for the purchase of twelve (12) Aircraft, BRAD and Buyer agree that the Agreement is subject to the following conditions:

2.1  United Approval

     It is understood that Buyer requires approval to operate fifty (50) seat jet aircraft as a United Express operator, on terms satisfactory to Buyer ("United Approval"). If on or before [* ] Buyer determines that United Approval will not be achieved by such date, or in any event Buyer has not received United Approval by [ *] then either party may, unless the parties agree to extend said date with such amendment to the terms hereof that may be appropriate in the circumstances, terminate this Agreement by providing ten (10) days prior notice, which notice shall be given on or before [ *]


2.2  Board Approval

     BRAD and Buyer confirm to each other they have each obtained the required authorizations and fulfilled any conditions applicable to enable each of them to enter into this Agreement, except that Buyer's final acceptance of the Agreement will be conditioned on the approval of Buyer's Board of Directors to be obtained ten (10) business days following execution of the Agreement, failing receipt of which, either party may terminate this Agreement by providing ten (10) days prior notice.

2.3  Termination

     Upon notification of termination as provided by Articles 2.1 and
     2.2 above, BRAD shall, [       *




                                  ]

3.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD.


Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.


Yours truly,
BOMBARDIER INC.



________________________                Date:_____________
Michel Bourgeois
Vice President, Contracts





Acknowledged and Accepted


Atlantic Coast Airlines



________________________                Date:_____________
James B. Glennon
Sr. Vice President and C.F.O.


               CONFIDENTIAL PORTIONS HAVE BEEN OMITTED
               AND FILED SEPARATELY WITH THE
               SECURITIES AND EXCHANGE COMMISSION
               PURSUANT TO A CONFIDENTIAL
               TREATMENT REQUEST.

               Bombardier Inc.
     Bombardier Regional Aircraft
          Division
     Garratt Boulevard
     Downsview, Ontario
     Canada M3K 1Y5
     Telephone (416) 633-7310


December 17, 1998
Our Ref: B98-7701-RJTL-RJ0350-003B


Atlantic Coast Airlines
515A Shaw Road,
Sterling, Virginia,
U.S.A. 20166


Gentlemen,

Letter Agreement No. 003B to Purchase Agreement No. RJ-0350 dated
January 8, 1997 (the "Agreement") between Bombardier Inc. ("BRAD") and Atlantic Coast Airlines ("Buyer") relating to the purchase of forty-three (43) Canadair Regional Jet Aircraft (the "Aircraft")

This Letter Agreement No. 003B dated December 17, 1998 cancels and supersedes Letter Agreement No. 003A dated March 31, 1998 .

Subject:  Option Aircraft

1.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

2.0 In consideration of the purchase of the Firm Aircraft, BRAD will grant to Buyer the right to purchase seventeen (17) Option Aircraft in accordance with the following conditions:
     (a)  Number of Options

          The Option Aircraft are [     *

                                                 ]

     (b)  Terms

          (i) The Option Aircraft will be as described in Article 2 of the Agreement.

          (ii) The base price for each of the Option Aircraft excluding the Buyer selected optional features, Ex Works (Incoterms
               1990) BRAD's facilities in Montreal, Quebec shall be
               [     *

                                              ]  The base price of the
                Buyer Selected Special Optional Features shall be
               [     *


                                ]  The price of the Aircraft shall
               be the sum of the Aircraft Base Price and the price of the Buyer Selected Optional Features, and is subject to escalation in accordance with the Economic Adjustment
               Formula attached as Appendix I to the Agreement, [     *

                                          ] of each Option Aircraft
               ("Option Aircraft Purchase Price").

          (iii) Unless expressly provided for in the Agreement, the terms and conditions of the Agreement (including Letter Agreements, except as noted below) shall apply mutatis mutandis to the Option Aircraft, with the exception that
               the provisions for (i) [     *
                                     ] and (ii) with respect to Annex A
               training courses as specified in
               Article 3.2.5 (flight dispatch), Article 3.3.3 (ground handling), Article 3.3.4 (general familiarization) and
               Article 3.3.5 (engine run-up), and (iii) a start-up team as found in Article 3 of Letter Agreement No. 10 (Additional Customer Support) shall not apply to the Option Aircraft.
          (iv) The following Letter Agreements shall not apply to the Option Aircraft and are hereby excluded:
                 Letter Agreement No. 2 (Conditions Precedent)
                 Letter Agreement No. 4 (Options)
                 Letter Agreement No. 11 (Spares)
                 Letter Agreement No. 19 (Transferability)
                 Letter Agreement No. 20 (United Approval)
                 Letter Agreement No. 23 (Compensation)
                 Letter Agreement No. 24 (Additional Options)

          (v) Letter Agreement No. 6 (Operational Restrictions), Letter Agreement No. 8 (Schedule Completion Rate), Letter Agreement No. 9 (Maintenance Cost) and Letter Agreement No. 12 (Marketing Support) shall apply mutatis mutandis to the Option Aircraft, with specific terms for Option Aircraft as set out therein.

     (c)  Exercise Procedures for Blocks No. 1, 2, 3, 4 and 5

          Timing and procedures for the exercise of options for aircraft in each Block shall be as follows:

          (i)  [     *                        ] prior to the first day
               of the desired delivery month of the
               first aircraft in that Block:

                   Buyer shall give notice ("Notice of Intention") to BRAD
                    of it s
                 conditional intention to purchase Option Aircraft and indicating its desired delivery months for the Option Aircraft in that Block; and

                   Buyer shall pay to BRAD a reservation fee
                   ("Reservation Fee") of
                 [     *     ] per Option
                 Aircraft.

                   Buyer shall not request delivery positions [     *  ]

          (ii) During the month following Notice of Intention, BRAD and Buyer will discuss and agree on available delivery
               positions, [     *









                                     ]

          (iv) Within [     *          ] following Notice of Intention:

                   Buyer shall give notice ("Notice of Exercise") to BRAD of its exercise of its option to purchase the Option Aircraft in
               the respective
                 Block, at which time the Option Aircraft shall become Aircraft;
                               and

                   Coincident with a Notice of Exercise, Buyer shall make payments to
                 BRAD as is necessary to bring the total amount of Total
                  Deposits held to
                 the amount identified in Article 5.2 of the Agreement; and

                   Reservation fees shall be applied as follows:

                     For each Option Aircraft for which Notice of Exercise
                    has been
                    made, all Reservation Fees paid shall be applied toward the Total
                    Deposits, if any, that are then due, or if no Total Deposits are due, shall be refunded by direct bank transfer within
                    [     *              ]of Notice of Exercise;

                     [     *



                                 ]

          (v)  [     *











                ]

3.0 BRAD will, upon payment for and delivery of each Option Aircraft, at no additional charge to Buyer, extend the term of Article 1.2.2 of Annex A of the Agreement (the Field Service Representative ("FSR")) by two (2) additional months.

4.0 In the event of the Termination of the Agreement, this Letter Agreement shall become automatically null and void.

5.0 Upon exercise of Buyer's rights to purchase in accordance with this Letter Agreement, the parties shall amend the Agreement or enter into an additional purchase agreement in order to give effect to the purchase of Option Aircraft in accordance with the terms and conditions thereof.

6.0 The provisions of this Letter Agreement are personal to Buyer and, except as part of an assignment of the Agreement as expressly permitted by the provisions in Article 20 of the Agreement, shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD.

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.


Yours truly,
BOMBARDIER INC.



________________________                Date:_____________
Anthony Prezioso
Manager, Contracts




Acknowledged and Accepted




ATLANTIC COAST AIRLINES



________________________                Date:_____________
Kerry B. Skeen
President and C.E.O.




CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

January 8, 1997
Our Ref: B96-7701-RJTL-RJ0350-004


Atlantic Coast Airlines
1 Export Drive,
Sterling, Virginia,
U.S.A. 20164


Gentlemen,

Letter Agreement No. 004 to Purchase Agreement No. RJ-0350 dated January 8, 1997 (the "Agreement" between Bombardier Inc. ("BRAD") and Atlantic Coast Airlines ("Buyer") relating to the purchase of twelve (12)
Canadair Regional Jet Aircraft (the "Aircraft")

Subject:  Options

1.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

2.0 In consideration of Buyer having entered into the above referenced Agreement, and in addition to the provisions of Letter Agreement
     No. 003, [     *

                                     ]

     (a)  [     *
                                                                       ]

     (b)  [     *





                                        ]

       [                    *







                                             ]

     (c)  [     *
                                  ]






          [     *

                                                                    ]

     (d)  [     *


















               ]

3.0 In the event of the Termination of the Agreement, this Letter Agreement shall become automatically null and void.

4.0 Upon exercise of Buyer's rights to purchase in accordance with this Letter Agreement, the parties shall amend the Agreement or enter into an additional purchase agreement in order to give effect to the purchase of Option Aircraft in accordance with the terms and conditions thereof.

5.0 The provisions of this Letter Agreement are personal to Buyer and, except as part of an assignment of the Agreement as expressly permitted by the provisions of Article 20 of the Agreement, shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD.

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.


Yours truly,
BOMBARDIER INC.



________________________                Date:_____________
Michel Bourgeois
Vice President, Contracts





Acknowledged and Accepted


Atlantic Coast Airlines



________________________                Date:_____________
James B. Glennon
Sr. Vice President and C.F.O.

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.
               Bombardier Inc.
     Bombardier Regional Aircraft
          Division
     Garratt Boulevard
     Downsview, Ontario
     Canada M3K 1Y5
     Telephone (416) 633-7310



November 21, 1997
Our Ref: B96-7701-RJTL-RJ0350-005B


Atlantic Coast Airlines
515A Shaw Road,
Sterling, Virginia,
U.S.A. 20166


Gentlemen,

Letter Agreement No. 005B to Purchase Agreement No. RJ-0350 dated
January 8, 1997 (the "Agreement" between Bombardier Inc. ("BRAD") and Atlantic Coast Airlines ("Buyer") relating to the purchase of twenty-three (23) Canadair Regional Jet Aircraft (the "Aircraft")

This Letter Agreement No. 005B dated November 21, 1997 cancels and supersedes Letter Agreement No. 005A dated May 19, 1997.

Subject:  FIPP

1.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. Unless otherwise specified, the term "Aircraft" in this Letter Agreement only shall refer additionally to the thirty-seven (37) Option Aircraft as well as the thirty-three (33) Firm Canadair Regional Jet Aircraft. All other terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

2.0  BRAD will participate with Buyer in a
     [     *

                 ] ("FIPP") pursuant to which [     *

























3.0 In the event of termination pursuant to Article 16.1 or 16.2 for the default of Buyer or in the event of default of Buyer (or its assignee) under a financing arrangement referred to in Letter Agreement No. 007B which results in a termination of such an arrangement, this Letter Agreement shall become automatically null
     and void.  [     *

                                                ]

4.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the
     prior written consent of BRAD [     *

                                                                       ]
     except to a member of the Buyer's group of companies to which reference is made in paragraph 20.1, 20.2 or 20.3 of the Agreement.
     [     *




                                                               ]
     provided: (i) that the confidentiality of the terms of this Letter Agreement be maintained in a manner satisfactory to both parties; (ii) that there is no increase in the liability or exposure of BRAD, (iii) that Buyer remains jointly and severally liable with assignee, except in the event of the sale of the Aircraft where BRAD is released of its obligation under the financing, and (iv) that BRAD shall be given a first right of refusal to purchase the Aircraft at the same terms and conditions as that agreed to with assignee.

5.0  [     *



















                                                 ]


Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.


Yours truly,
BOMBARDIER INC.



________________________                Date:_____________
Michel Bourgeois
Vice President, Contracts





Acknowledged and Accepted


Atlantic Coast Airlines



________________________                Date:_____________
Paul Tate
Sr. Vice President and C.F.O.


CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.
January 8, 1997
Our Ref: B96-7701-RJTL-RJ0350-006


Atlantic Coast Airlines,
1 Export Drive,
Sterling, Virginia,
U.S.A.  20164


Gentlemen,

Letter Agreement No. 006  to Purchase Agreement No. RJ-0350 dated
January 8, 1997 (the "Agreement") between Bombardier Inc. ("BRAD") and Atlantic Coast Airlines, Inc ("Buyer") relating to the purchase of twelve (12) Canadair Regional Jet Aircraft (the "Aircraft")

Subject:  Operational Restrictions

1.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

2.0  Grounding

2.1  In the event that

     (a) the FAA issues an Airworthiness Directive that is ultimately attributable to a defect in the design and/or manufacturing of the Canadair Regional Jet Aircraft (taking into account the state of the art at the time of design or manufacture) that results in a grounding or operational restrictions of all or part of Buyer's fleet of Aircraft (except where directed at Buyer or resulting from Buyer's operating or maintenance practices), which effectively prevents Buyer from operating the Aircraft in revenue service for more than
          [     *                 ] or

     (b)  Buyer is prevented from operating the Aircraft in revenue
          service for more than [     *
                                                 ] by a court order in
          the case of a patent infringement claim or action filed before a court in Canada or the United States,

          [     *








                          ]

3.0 During the time that Buyer is prevented from operating the Aircraft due to such operational restrictions, Buyer shall use best efforts to reschedule the Aircraft within its total route system such that the restriction does not prevent the Aircraft from operating in revenue service.

4.0 The undertaking by BRAD in this Letter Agreement excludes any such grounding or operational restriction caused by:

     (i) BFE or Buyer-selected equipment or other products or parts not specifically approved by BRAD;

     (ii) failure by Buyer (subject to parts availability) to comply with or incorporate a service bulletin which would have prevented the grounding;

     (iii) failure by Buyer to comply with the conditions of the Airworthiness Directive, within a reasonable length of time given the availability of BRAD Parts, Vendor Parts or Powerplant Parts;

     (iv) modifications made to the Aircraft or its Vendor Parts subsequent to the Delivery Date by Buyer or a third party, unless approved by BRAD;

     (v) failure to operate or maintain the Aircraft in accordance with the Technical Data; or

     (vi) not operating the Aircraft in normal commercial airline service.

5.0 The term of this Letter Agreement shall commence on the date of start of revenue service of Buyer's first Aircraft and shall expire five (5) years thereafter.

6.0 Without limitation to the foregoing, during any period of grounding or operational restrictions, BRAD will diligently work to correct the cause(s) relating thereto and Buyer will provide all reasonable assistance, if required.

7.0  Limitation

7.1  [     *


















                    ]

8.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer except as part of an assignment of the Agreement without the prior written consent of BRAD.

9.0 This Letter Agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

10.0 In the event of the Termination of the Agreement, this Letter Agreement shall become automatically null and void unless this Agreement is terminated by Buyer pursuant to Article 16.1 or 16.2 as a result of a default or breach of this Agreement by BRAD, or as a result of an Excusable Delay
     [     *                               ] in which event the terms
     and conditions of this Letter Agreement will continue to apply to the Aircraft delivered prior to the date of termination.

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.


Yours very truly,
BOMBARDIER INC.



________________________                Date:_____________
Michel Bourgeois
Vice President, Contracts





Acknowledged and Accepted


Atlantic Coast Airlines



________________________                Date:_____________
James B. Glennon
Sr. Vice President and C.F.O.

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.
               Bombardier Inc.
     Bombardier Regional Aircraft
          Division
     Garratt Boulevard
     Downsview, Ontario
     Canada M3K 1Y5
     Telephone (416) 633-7310


November 21, 1997
Our Ref: B96-7701-RJTL-RJ0350-007B

Atlantic Coast Airlines
515A Shaw Road,
Sterling, Virginia,
U.S.A. 20166


Gentlemen,

Letter Agreement No. 007B to Purchase Agreement No. RJ-0350 dated
January 8, 1997 (the "Agreement") between Bombardier Inc. ("BRAD") and Atlantic Coast Airlines ("Buyer") relating to the purchase of twenty-four (24) Canadair Regional Jet Aircraft (the "Aircraft")

This Letter Agreement No. 007B dated November 21, 1997 cancels and supersedes Letter Agreement No. 007A dated May 19, 1997.

Subject:  Financing

1.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.1  This Letter Agreement describes the general terms and conditions of
     the financing assistance to be provided by BRAD to Buyer.  [     *

                                                ] collectively referred
     to as the "Financed Aircraft").

2.0  Financing Assistance

2.1 Lease financing of the Financed Aircraft will be arranged by Buyer working in close coordination with and supported by BRAD with backstop financing to be underwritten by BRAD as generally outlined below. Any information related to the form and amount of any support which may be provided by BRAD is to be treated as confidential and is not to be provided by Buyer to any third party without the express written consent of BRAD and then only subject to the third party agreeing to BRAD's confidentiality agreement.
     It is Buyer's responsibility to have such form executed with any third party prior to Buyer's disclosure of any such information and to provide such form to BRAD for approval. The above does not apply where Buyer or the applicable third party is required to disclose such information by law or compelled by court order to do so. It is acknowledged that Buyer's advisor Babcock & Brown has received a copy of this proposal and that BRAD and Babcock & Brown will execute a confidentiality agreement.

2.2  [     *



















                                                          ]

2.3 Buyer and BRAD will work together to structure, arrange and source acceptable third party lease financing based on Buyer's and Guarantor's credit. If Buyer, in conjunction with BRAD, is unable to arrange such lease financing as described above in the first sentence of paragraph 2.1 on the basis of Buyer's and Guarantor's
     credit, [     *










                                          ]

2.4  [     *







                   ]

2.5  [     *

                                                       ]

2.6  [     *













              ]

2.7  [     *








                                                 ]

     [     *










            ]

2.8  [      *




        ]

2.9  [     *








                                              ]

3.0  [     *





                                              ]

4.0  In the event of the termination of the Agreement pursuant to
     Article 16.1 or 16.2 as a result of a default or breach of this Agreement by Buyer, or in the event of a default of Buyer (or its assignee) under a financing arrangement referred to Letter Agreement No. 007B which results in termination of such arrangement, this Letter Agreement shall become automatically null and void.

5.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer except as part of an assignment of the Agreement expressly permitted by
     Article 20 of the Agreement.



Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.


Yours truly,
BOMBARDIER INC.





________________________                Date:_____________
Michel Bourgeois
Vice President, Contracts


Acknowledged and Accepted


Atlantic Coast Airlines






________________________                Date:_____________
Paul Tate
Sr. Vice President and C.F.O.
                                 ANNEX A


[     *



























                                                            ]
[     *






















      ]


                                 [     *


























          ]








**** 7.0    [     *











                       ]

*** 8.0The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer except as part of an assignment of the Agreement expressly permitted by Article 20 of the Agreement (with the exception of Article 4.0 and 7.0 hereof, which can only be assigned to a wholly owned subsidiary).

9.0 This Letter Agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

10.0 In the event of the Termination of the Agreement, this Letter Agreement shall become automatically null and void.





CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY
     WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
     A CONFIDENTIAL TREATMENT REQUEST.

January 8, 1997
Our Ref: B96-7701-RJTL-RJ0350-008


Atlantic Coast Airlines
1 Export Drive,
Sterling, Virginia,
U.S.A. 20164


Gentlemen,

Letter Agreement No. 008 to Purchase Agreement No. RJ-0350 dated January 8, 1997 (the "Agreement" between Bombardier
Inc. ("BRAD") and Atlantic Coast Airlines ("Buyer") relating to the purchase of twelve (12) Canadair Regional Jet
Aircraft (the "Aircraft")

Subject:  Schedule Completion Rate

1.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

2.0  Intent

     The intent of the Schedule Completion Rate
     [     *                         ] is to achieve the
     full potential of the inherent technical reliability of
     the Aircraft [      *



                                                  ]

3.0  Definition

     [     *


        ]

4.0  [     *                   ]

     [     *


        ]

5.0  [     *                   ]

     [     *




        ]

6.0  Formula

     [     *


        ]

     [     *








   ]

7.0  Assumptions

     [     *



        ]

8.0  Conditions and Limitations

          8.1  [     *

                                       ]

               [     *
























                                   ]

          8.2  Reporting

               Buyer shall provide to BRAD not later than
          [     *
                             ] all reports as required by
          Buyer's regulatory authority relating to dispatch
          reliability and schedule completion.  [     *



                           ]  Buyer shall also provide BRAD
          such other
           information and data as BRAD may reasonably
          request for the purpose of analyzing
          [     *                                      ]. BRAD shall
          respond to the data in a timely manner and
          shall provide Buyer with a summary of fleetwide
          dispatch reliability reports [     *

                            ]

          8.3  Master Record

               The master record of Schedule Completion Rate will be maintained by BRAD in its format based upon information provided by Buyer's maintenance control program as requested herein.

               BRAD will provide a copy to Buyer of the data. Buyer shall review the data and if it is not in agreement with Buyer's records, Buyer and BRAD will consult to resolve any differences.

9.0  Corrective Action

          9.1  In the event the achieved schedule completion
          rate, as reported to Buyer by BRAD,
          [     *
                                                          ]
          BRAD and Buyer will
           jointly review the performance for that period to
          identify improvement changes
           required.
          [       *
                                 ]

               [     *
































         ]

          9.2  [     *
                       ] shall be dependent upon the
          quality, extent and regularity of information and data reported to BRAD by Buyer.


10.0 Implementation of Changes

     Buyer may, at its option, decline to implement any
     change proposed by BRAD under Article 9.0 above.  If
     Buyer so declines, [     *




        ]


11.0 [     *



























                                                          ]

12.0 [     *              ]

     [     *


                  ]

13.0 Limitation of Liability

     [     *


















                                                          ]


14.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD, which consent shall not be unreasonably withheld.

15.0 This Letter Agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

16.0 In the event of the Termination of the Agreement, this Letter Agreement shall become automatically null and void.


Should there be any inconsistency between this Letter
Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter
Agreement shall prevail.


Yours truly,
BOMBARDIER INC.



________________________                Date:_____________
Michel Bourgeois
Vice President, Contracts





Acknowledged and Accepted


Atlantic Coast Airlines



________________________                Date:_____________
James B. Glennon
Sr. Vice President and C.F.O.
CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY
     WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
     A CONFIDENTIAL TREATMENT REQUEST.
               Bombardier Inc.
     Bombardier Regional Aircraft
          Division
     Garratt Boulevard
     Downsview, Ontario
     Canada M3K 1Y5
     Telephone (416) 633-7310

December 17, 1998
Our Ref: B96-7701-RJTL-RJ0350-009B


Atlantic Coast Airlines
515A Shaw Road,
Sterling, Virginia,
U.S.A. 20166


Dear Sirs,

Letter Agreement No. 009B to Purchase Agreement No. RJ-0350 dated January 8, 1997 (the "Agreement" between Bombardier
Inc. ("BRAD") and Atlantic Coast Airlines, Inc. ("Buyer") relating to the purchase of forty-three (43) Canadair
Regional Jet Aircraft (the "Aircraft")


This Letter Agreement No. 009B dated December 17, 1998 cancels and supersedes Letter Agreement No. 009A dated
August 21,1998.

Subject:  Airframe Direct Maintenance Cost

1.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.


2.0  Intent

     2.1  The intent of the Airframe direct maintenance cost
          [     *     ] is to achieve the full potential of
          the maintainability of the Aircraft [     *
                       ]  [     *

                           ]

     2.2  The "Airframe" shall mean the Aircraft excluding
          Power Plant Parts, APU parts, seatcovers and carpets, Collins Avionics Components, Buyer
          Furnished Equipment (BFE) and Ground Support
          Equipment (GSE).

3.0  Airframe Direct Maintenance Cost [     *          ]

     3.1  [     *





                  ]

          3.1.1     The term of this Letter Agreement shall
               commence on the first day of the month
               following delivery of the first Aircraft and shall end seven (7) years thereafter;

          3.1.2     [     *






                  ]

          3.1.3     [     *





                  ]

     3.2  [     *

                  ]

               [     *

































        ]

4.0  Calculation of Cost

     4.1  Airframe Direct Maintenance Material Cost
     ("ADMMC")

          The ADMMC is defined as the cost of material consumed, which excludes initial provisioning purchases, for the direct airframe maintenance of the aircraft, less any transportation, duties, taxes or license fees. Notwithstanding Buyer's internal cost allocation system all elements of indirect material such as cleaning supplies, consumable tools, hydraulic fluids, oils and greases, welding supplies and adhesives are excluded from the calculation of ADMMC.

     4.2  Airframe Direct Outside Service Cost ("ADOSC")

          The ADOSC is defined as the cost expended in outside services for direct airframe and component maintenance of the aircraft. The ADOSC shall include the total outside service charges of both labour and material costs, but excluding transportation and taxes.

     4.3  Hourly Airframe Direct Maintenance Cost ("ADMC")

          The following formula shall be used to calculate the hourly ADMC:

               ADMC =    ADMMC + ADOSC
                                     T
               Where:

               ADMMC     =    Airframe Direct Maintenance
          Material Cost,

               ADOSC     =    Airframe Direct Outside
          Service Cost,

                    T    =    Total flight hours for the
          Aircraft recorded for
                              the applicable period.

          4.4  Exclusion of In-House Labour Costs

               For more certainty, the parties agree that
               all labour costs incurred in-house by Buyer
               in maintaining the Aircraft, including but
               not limited to scheduled and routine
               maintenance, troubleshooting, removal and
               installation of parts, is excluded
               [     *          ]

5.0  [     *              ]

5.1  [     *                        ]

     5.1.1     [     *




             ]

     5.1.2     [     *




             ]


          [     *












   ]


     5.1.3     [     *






        ]

     5.1.4     [     *

                  ]

5.2  [     *                               ]

     5.2.1     [     *




             ]

     5.2.2     [     *

                  ]

          [     *








                                                          ]

          [     *


        ]

6.0  Final Adjustment

     6.1  [     *





        ]


     6.2  [     *

                  ]

          [     *











             ]

     6.3  [     *



        ]

     6.4  [     *




        ]

     6.5  [     *









        ]

          [     *



        ]

     6.6  [     *













             ]

     6.7  [     *











             ]

7.0  [     *          ]

     [     *







   ]

8.0  Reporting

     8.1  Buyer will furnish data to BRAD to allow BRAD to
          carry out its analysis and tracking of Buyer's
          maintenance costs with respect to
          [     *          ].  If Buyer is not in agreement
          with BRAD's request for specific data and format, Buyer and BRAD will consult to resolve any differences.

     8.2 BRAD shall provide a quarterly report to Buyer on the status of the Airframe direct maintenance cost based on the data submitted by Buyer and approved by BRAD. BRAD shall review the report and, if the supporting data is not in agreement with Buyer's records, Buyer and BRAD will consult to resolve
          any differences.  [     *



             ]

     8.3  BRAD shall not contest any data, as supplied by
          Buyer, once the [     *                      ] has
          been agreed to.

     8.4  [     *


                                                      ]

9.0  Limitation of Liability

     [     *


















                                                          ]

10.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD, which shall not be unreasonably withheld.

11.0 This Letter Agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

12.0 In the event of the termination of the Agreement, this
     Letter Agreement shall become automatically null and
     void unless this Agreement is terminated by Buyer
     pursuant to Article 16.1 or 16.2 as a result of a
     default or breach of this Agreement by BRAD, or as a
     result of an Excusable Delay or [     *




        ]

Should there be any inconsistency between this Letter
Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter
Agreement shall prevail.


Yours very truly,
BOMBARDIER INC.



________________________                Date:_____________
Anthony Prezioso
Manager, Contracts





Acknowledged and Accepted


ATLANTIC COAST AIRLINES



________________________                Date:_____________
Kerry B. Skeen
President and C.E.O.

                         APPENDIX A

     AIRFRAME DIRECT MAINTENANCE COST [     *          ]

[     *                     ]


The following is a listing of all assumptions used to
determine [     *               ] per flight hour.  It is
understood by the parties that these assumptions may change
in which case the parties, with mutual agreement, will
adjust [     *               ]

1.   All costs are based upon Specification.

2. All costs are based on the maintenance inspection intervals in the Buyer's regulatory agency approved maintenance program.

3.   All costs are expressed in July 1, 1997 United States
     Dollars subject to escalation in accordance with the terms of Appendix B of this Letter Agreement, and are rounded to the nearest whole dollar.

5.   Buyer's subcontract airframe labour rate per man-hour
     is [     *



        ]

6.   [     *
                                    ]

7.   Annual average Aircraft utilization is not more than
     [     *                                           ]
     flight hours per year.

8.   Buyer's average annual flight duration for the Aircraft
     will be [     *          ] minutes per departure.

9. Total number of Aircraft Buyer has on firm order from BRAD (including delivered Aircraft under the Agreement)
     equals [     *                         ]
     Should Buyer's average annual flight duration change
     throughout the [     *                             ] a
     new Airframe Direct Maintenance Cost [     *          ]
     value will be generated as per the following formula:


          [     *
























                                                          ]


9.   Buyer's subcontracted maintenance cost levels are:

     ATA CHAPTER    PERCENT

     [     *
                                          ]
     [     *
                                          ]
     [     *
                                          ]
     [     *
                                          ]
     [     *
                                          ]
     [     *
                                          ]
     [     *
                                          ]
     [     *
                                          ]
     [     *
                                          ]
     [     *
                                          ]
     [     *
                                          ]
     [     *
                                          ]
     [     *
                                          ]
     [     *
                                          ]
     [     *
                                          ]
     [     *
                                          ]
     [     *
                                          ]
     [     *
                                          ]
     [     *
                                          ]
     [     *
                                          ]
     [     *
                                          ]
     [     *
                                          ]
     [     *
                                          ]

                         APPENDIX B

              ADMCG Economic Adjustment Formula


The [     *                    ] will be calculated using
the following [     *                    ] Formula.  The
[     *     ] term is specified in Section 3.1.1 of the
Letter Agreement.

[     *
































       ]



CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY
     WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
     A CONFIDENTIAL TREATMENT REQUEST.

January 8, 1997
Our Ref: B96-7701-RJTL-RJ0350-010


Atlantic Coast Airlines
1 Export Drive,
Sterling, Virginia,
U.S.A. 20164


Gentlemen,

Letter Agreement No. 010 to Purchase Agreement No. RJ-0350 dated January 8, 1997 (the "Agreement" between Bombardier
Inc. ("BRAD") and Atlantic Coast Airlines ("Buyer") relating to the purchase of twelve (12) Canadair Regional Jet
Aircraft (the "Aircraft")

Subject:  Additional Customer Support

1.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

2.0  Training

     2.1  General Terms

          2.1.1     The objective of the training programs
               (the "Programs"), as described herein, shall be to familiarize and assist Buyer's personnel in the introduction, operation, and maintenance of the aircraft.

               BRAD shall offer to the Buyer the Programs in the English language at a BRAD designated facility.

               [     *







                     ]

          2.1.2     [     *



                     ]

          2.1.3     The Programs shall be designed to
               reflect the model and/or the configuration of the Aircraft and may include differences training to identify such configuration or model. Manuals and training materials which are provided during the Programs exclude revision service.

          2.1.4 A Training Conference shall be held where possible no later than six (6) months prior to the Scheduled Delivery of the first aircraft to the Buyer, or as may be otherwise agreed, to establish the Programs' content and schedule.

     2.2  [     *














                     ]

     2.3  [     *









                     ]

3.0  [     *









      ]

4.0  [     *              ]

     4.1  [     *







                ]

     4.2  [     *




                ]

     4.3  In regard to Article 4.2, [     *










                ]

5.0  Manuals on CD-ROM

5.1  BRAD and Buyer are aware that BRAD is currently in the
     process of investigating and bringing on-line CD-ROM
     versions of various manuals.  BRAD hereby commits that
     in the event that it is able to successfully and cost-
     effectively complete this program, it will provide
     Buyer with CD-ROM versions of Buyer's technical
     publications [   *




           ]

6.0  [     *                                        ]

     [     *





      ]

7.0  [      *                               ]
















      ]

8.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer except as part of an assignment of the Agreement expressly permitted by Article 20 of the Agreement (with the exception of Article 4.0 hereof, which can only be assigned to a wholly owned subsidiary).

9.0 This Letter Agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

10.0 In the event of the Termination of the Agreement, this Letter Agreement shall become automatically null and void.

Should there be any inconsistency between this Letter
Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter
Agreement shall prevail.


Yours very truly,
BOMBARDIER INC.



________________________                Date:_____________
Michel Bourgeois
Vice President, Contracts





Acknowledged and Accepted


Atlantic Coast Airlines



________________________                Date:_____________
James B. Glennon
Sr. Vice President and C.F.O.


CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY
     WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
     A CONFIDENTIAL TREATMENT REQUEST.
January 8, 1997
Our Ref: B96-7701-RJTL-RJ0350-011

Atlantic Coast Airlines
1 Export Drive,
Sterling, Virginia,
U.S.A. 20164


Gentlemen,

Letter Agreement No. 011 to Purchase Agreement No. RJ-0350 dated January 8, 1997 (the "Agreement" between Bombardier
Inc. ("BRAD") and Atlantic Coast Airlines ("Buyer") relating to the purchase of twelve (12) Canadair Regional Jet
Aircraft (the "Aircraft")

Subject:  Spares

1.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

2.0  [     *









 ]


3.0  [     *









      ]

4.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer except as part of an assignment of the Agreement (in whole but not in part) expressly permitted by Article 20 of the Agreement.

5.0 This Letter Agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

6.0 In the event of the Termination of the Agreement, this Letter Agreement shall become automatically null and void.


Should there be any inconsistency between this Letter
Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter
Agreement shall prevail.


Yours very truly,
BOMBARDIER INC.



________________________                Date:_____________
Michel Bourgeois
Vice President, Contracts





Acknowledged and Accepted


Atlantic Coast Airlines



________________________                Date:_____________
James B. Glennon
Sr. Vice President and C.F.O.



CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY
     WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
     A CONFIDENTIAL TREATMENT REQUEST.
January 8, 1997
Our Ref: B96-7701-RJTL-RJ0350-012

Atlantic Coast Airlines
1 Export Drive,
Sterling, Virginia,
U.S.A. 20164


Gentlemen,

Letter Agreement No. 012 to Purchase Agreement No. RJ-0350 dated January 8, 1997 (the "Agreement" between Bombardier
Inc. ("BRAD") and Atlantic Coast Airlines ("Buyer") relating to the purchase of twelve (12) Canadair Regional Jet
Aircraft (the "Aircraft")

Subject:  Marketing Support

1.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

2.0  [     *













      ]

3.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer except as part of an assignment of the Agreement expressly permitted under Article 20 of the Agreement.

4.0 This Letter Agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

5.0 In the event of the Termination of the Agreement, this Letter Agreement shall become automatically null and void.


Should there be any inconsistency between this Letter
Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter
Agreement shall prevail.


Yours very truly,
BOMBARDIER INC.



________________________                Date:_____________
Michel Bourgeois
Vice President, Contracts





Acknowledged and Accepted


Atlantic Coast Airlines



________________________                Date:_____________
James B. Glennon
Sr. Vice President and C.F.O.



CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY
     WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
     A CONFIDENTIAL TREATMENT REQUEST.
January 8, 1997
Our Ref: B96-7701-RJTL-RJ0350-013

Atlantic Coast Airlines
1 Export Drive,
Sterling, Virginia,
U.S.A. 20164


Gentlemen,

Letter Agreement No. 013 to Purchase Agreement No. RJ-0350 dated January 8, 1997 (the "Agreement" between Bombardier
Inc. ("BRAD") and Atlantic Coast Airlines ("Buyer") relating to the purchase of twelve (12) Canadair Regional Jet
Aircraft (the "Aircraft")

Subject:  Spares Credit

1.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

2.0  [     *






      ]

3.0  [     *









 ]

4.0  [     *




 ]

5.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer except as part of an assignment of the Agreement expressly permitted in Article 20 of the Agreement.

6.0 This Letter Agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

7.0 In the event of the Termination of the Agreement, this Letter Agreement shall become automatically null and void with respect to any undelivered Aircraft.


Should there be any inconsistency between this Letter
Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter
Agreement shall prevail.


Yours very truly,
BOMBARDIER INC.



________________________                Date:_____________
Michel Bourgeois
Vice President, Contracts





Acknowledged and Accepted


Atlantic Coast Airlines



________________________                Date:_____________
James B. Glennon
Sr. Vice President and C.F.O.

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY
     WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
     A CONFIDENTIAL TREATMENT REQUEST.
January 8, 1997
Our Ref: B96-7701-RJTL-RJ0350-014

Atlantic Coast Airlines
1 Export Drive,
Sterling, Virginia,
U.S.A. 20164


Gentlemen,

Letter Agreement No. 014 to Purchase Agreement No. RJ-0350 dated January 8, 1997 (the "Agreement" between Bombardier
Inc. ("BRAD") and Atlantic Coast Airlines ("Buyer") relating to the purchase of twelve (12) Canadair Regional Jet
Aircraft (the "Aircraft")

Subject:  Taxes, Duties And Licenses

1.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

2.0  The parties contemplate that at time of delivery, the
     Aircraft will be sold to a United States company or
     other USA entity (the "Lessor"), and directly exported
     from Canada and subsequently leased to Buyer.  [     *




           ]

3.0  [     *










      ]

4.0  [     *



      ]

5.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer except as part of an assignment of the Agreement expressly permitted by Article 20 of the Agreement without the prior written consent of BRAD.

6.0 This Letter Agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

7.0 In the event of the Termination of the Agreement, this Letter Agreement shall become automatically null and void.

Should there be any inconsistency between this Letter
Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter
Agreement shall prevail.


Yours very truly,
BOMBARDIER INC.



________________________                Date:_____________
Michel Bourgeois
Vice President, Contracts





Acknowledged and Accepted


Atlantic Coast Airlines



________________________                Date:_____________
James B. Glennon
Sr. Vice President and C.F.O.




CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY
     WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
     A CONFIDENTIAL TREATMENT REQUEST.
January 8, 1997
Our Ref: B96-7701-RJTL-RJ0350-015

Atlantic Coast Airlines
1 Export Drive,
Sterling, Virginia,
U.S.A. 20164


Gentlemen,

Letter Agreement No. 015 to Purchase Agreement No. RJ-0350 dated January 8, 1997 (the "Agreement" between Bombardier
Inc. ("BRAD") and Atlantic Coast Airlines ("Buyer") relating to the purchase of twelve (12) Canadair Regional Jet
Aircraft (the "Aircraft")

Subject:  Airworthiness Directives

1.0  Intent

     In consideration of Buyer entering into the above-
     referenced Agreement, BRAD states that it is its
     intention to incorporate before delivery of the
     Aircraft any Mandatory Modification Service Bulletins
     outstanding on the Aircraft.  [     *



                          ]

2.0  Applicability

     The provisions of this Letter Agreement will apply to mandatory Airworthiness Directives ("AD"), and resulting service bulletins, issued by the DOT and/or the FAA pursuant to applicable regulations prior to the time of delivery of any Aircraft ("Mandatory
     Modification Service Bulletin").

3.0  Conditions

     For any Mandatory Modification Service Bulletin not
     incorporated on the Delivery Date, as defined in
     Article 2.0 above, BRAD shall, subject to the
     provisions of Article 8.5 of the Agreement,
     [     *
                             ] as provided in Article 4
     hereof.

4.0  [     *










      ]

5.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

6.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer except as part of an assignment of the Agreement expressly permitted in Article 20 of the Agreement.

7.0 In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void unless this Agreement is terminated by Buyer pursuant to Article 16.1 or 16.2 as a result of a default or breach of this Agreement by BRAD, in which event the terms and conditions of this Letter Agreement will continue to apply to the Aircraft delivered prior to the date of termination.


Should there be any inconsistency between this Letter
Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter
Agreement shall prevail.


Yours very truly,
BOMBARDIER INC.



________________________                Date:_____________
Michel Bourgeois
Vice President, Contracts





Acknowledged and Accepted


Atlantic Coast Airlines



________________________                Date:_____________
James B. Glennon
Sr. Vice President and C.F.O.



CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY
     WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
     A CONFIDENTIAL TREATMENT REQUEST.
January 8, 1997, 1996
Our Ref: B96-7701-RJTL-RJ0350-016


Atlantic Coast Airlines
1 Export Drive,
Sterling, Virginia,
U.S.A. 20164


Gentlemen,

Letter Agreement No. 016 to Purchase Agreement No. RJ-0350 dated January 8, 1997 (the "Agreement" between Bombardier
Inc. ("BRAD") and Atlantic Coast Airlines ("Buyer") relating to the purchase of twelve (12) Canadair Regional Jet
Aircraft (the "Aircraft")

Subject:  Reconciliation

1.0  The parties recognize that in the course of the
     administration of this Agreement, [     *


                                            ] in accordance
     with the terms of the Agreement.

2.0  [     *











      ]

3.0  [     *




 ]

4.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

5.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer except as part of an assignment of the Agreement (in whole not in part) expressly permitted under Article 20 of the Agreement and otherwise such consent shall not be unreasonably withheld.

6.0 In the event of the Termination of the Agreement, this Letter Agreement shall become automatically null and void.


7.0  Should there be any inconsistency between this Letter
     Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter
     Agreement shall prevail.


Yours very truly,
BOMBARDIER INC.



________________________                Date:_____________
Michel Bourgeois
Vice President, Contracts





Acknowledged and Accepted


Atlantic Coast Airlines



________________________                Date:_____________
James B. Glennon
Sr. Vice President and C.F.O.



CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY
     WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
     A CONFIDENTIAL TREATMENT REQUEST.
               Bombardier Inc.
     Bombardier Regional Aircraft
          Division
     Garratt Boulevard
     Downsview, Ontario
     Canada M3K 1Y5
     Telephone (416) 633-7310


November 21, 1997
Our Ref: B97-7701-AP-RJ0350-017


Atlantic Coast Airlines
1 Export Drive,
Sterling, Virginia,
U.S.A. 20164


Gentlemen,

Letter Agreement No. 017 to Purchase Agreement No. RJ-0350 dated January 8, 1997 (the "Agreement") between Bombardier Inc. ("BRAD") and Atlantic Coast Airlines ("Buyer") relating to the purchase of twenty-four (24) Canadair Regional Jet Aircraft (the "Aircraft")

Subject:  Spare Parts Price Catalogue

This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.0  In consideration of Buyer having entered into the above referenced Agreement, Bombardier hereby confirms,
     [     *






      ]

2.0  In the event that during [     *









      ]

3.0  In reference to Article 2 above, Bombardier and Buyer
     shall mutually agree on the [     *
                             ]

4.0 Except as provided for in Article 20.1 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

5.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. To the extent of any inconsistency or conflict between this Letter Agreement and the Agreement, this Letter Agreement shall prevail.

Yours truly,
BOMBARDIER INC.


________________________                Date:_____________
Michel Bourgeois
Vice President, Contracts


Acknowledged and Accepted

Atlantic Coast Airlines


________________________                Date:_____________
Paul Tate
Sr. Vice President and C.F.O.



CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY
     WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
     A CONFIDENTIAL TREATMENT REQUEST.
               Bombardier Inc.
     Bombardier Regional Aircraft
          Division
     Garratt Boulevard
     Downsview, Ontario
     Canada M3K 1Y5
     Telephone (416) 633-7310


November 21, 1997
Our Ref: B97-7701-AP-RJ0350-018


Atlantic Coast Airlines
1 Export Drive,
Sterling, Virginia,
U.S.A. 20164



Letter Agreement No. 018 to Purchase Agreement No. RJ-0350 dated January 8, 1997 (the "Agreement" between Bombardier Inc. ("BRAD") and Atlantic Coast Airlines ("Buyer") relating to the purchase of twenty-four (24) Canadair Regional Jet Aircraft (the "Aircraft")

Subject:  Exercise of Twelve Option Aircraft

Gentlemen:

Reference is made to Notice of Intention to Exercise letter dated August 27, 1997, whereby Buyer states of its intention to purchase twelve (12) Option Aircraft pursuant to Letter Agreement No. 003 of the Agreement and to Letter of Intent dated October 30, 1997, whereby Buyer states the terms and conditions by which Buyer will exercise its right to acquire the Option Aircraft.

This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.0  [     *
        ]

     1.1  [     *






                ]

     1.2  [     *







                ]

2.0  [     *                                      ]

     2.1  [     *





                ]

     2.2  [     *







                ]


3.0  [     *                          ]

     3.1  [     *








                ]

4.0 In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void.

5.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.


6.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. To the extent of any inconsistency or conflict between this Letter Agreement and the Agreement, this Letter Agreement shall prevail.



Yours truly,
BOMBARDIER INC.



________________________                Date:_____________
Michel Bourgeois
Vice President, Contracts



Acknowledged and Accepted




Atlantic Coast Airlines



________________________                Date:_____________
Paul Tate
Sr. Vice President and C.F.O.



CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY
     WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
     A CONFIDENTIAL TREATMENT REQUEST.
               Bombardier Inc.
     Bombardier Regional Aircraft
          Division
     Garratt Boulevard
     Downsview, Ontario
     Canada M3K 1Y5
     Telephone (416) 633-7310


November 21, 1997
Our Ref: B97-7701-AP-RJ0350-019


Atlantic Coast Airlines
1 Export Drive,
Sterling, Virginia,
U.S.A. 20164


Letter Agreement No. 019 to Purchase Agreement No. RJ-0350 dated January 8, 1997 (the "Agreement" between Bombardier Inc. ("BRAD") and Atlantic Coast Airlines ("Buyer") relating to the purchase of twenty-four (24) Canadair Regional Jet Aircraft (the "Aircraft")

Subject:  Transferability of Aircraft Delivery Positions

Gentlemen:

Reference is made to Notice of Intention to Exercise letter dated August 27, 1997, whereby Buyer states of its intention to purchase twelve (12) Option Aircraft pursuant to Letter Agreement No. 003 of the Agreement and to Letter of Intent dated October 30, 1997, whereby Buyer states the terms and conditions by which Buyer will exercise its right to acquire the Option Aircraft.

This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.


1.   [     *






 ]

2.   Subject to Article 20.5 of the Agreement, Buyer may
     [     *



           ]

3.   [     *



      ]

4. In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void.

5. The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

6. This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. To the extent of any inconsistency or conflict between this Letter Agreement and the Agreement, this Letter Agreement shall prevail.



Yours truly,
BOMBARDIER INC.



________________________                Date:_____________
Michel Bourgeois
Vice President, Contracts



Acknowledged and Accepted




Atlantic Coast Airlines



________________________                Date:_____________
Paul Tate
Sr. Vice President and C.F.O.


CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY
     WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
     A CONFIDENTIAL TREATMENT REQUEST.
               Bombardier Inc.
     Bombardier Regional Aircraft
          Division
     Garratt Boulevard
     Downsview, Ontario
     Canada M3K 1Y5
     Telephone (416) 633-7310


November 21, 1997
Our Ref: B97-7701-AP-RJ0350-020


Atlantic Coast Airlines
1 Export Drive,
Sterling, Virginia,
U.S.A. 20164



Letter Agreement No. 020 to Purchase Agreement No. RJ-0350 dated January 8, 1997 (the "Agreement" between Bombardier Inc. ("BRAD") and Atlantic Coast Airlines ("Buyer") relating to the purchase of twenty-four (24) Canadair Regional Jet Aircraft (the "Aircraft")

Subject:  United Approval

Gentlemen:

Reference is made to Notice of Intention to Exercise letter dated August 27, 1997, whereby Buyer states of its intention to purchase twelve (12) Option Aircraft pursuant to Letter Agreement No. 003 of the Agreement and to Letter of Intent dated October 30, 1997, whereby Buyer states the terms and conditions by which Buyer will exercise its right to acquire the Option Aircraft.

This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.


1.   United Approval

     1.1  The Aircraft from Block No. 2 of the Option
          Aircraft [     *] are conditional on United
          Airlines granting Buyer the authority to operate said Aircraft as a United Express operator, on terms satisfactory to Buyer ("United Approval").

          If on or before [     *] Buyer determines that
          United Approval will not be granted or received by such date, or in any event if Buyer has not received United Approval by such date for Block No. 2 of the Option Aircraft, then either party may, unless the parties agree to extent said date with such amendment to the terms hereof that may be appropriate in the circumstances, terminate the exercise of Block No. 2 of the Option Aircraft pursuant to Change Order No. 7, by providing ten
          (10) days notice.

     1.2  Similarly, the Aircraft derived from Block  No.  3
          of  the Option Aircraft [       *] are conditional
          on United Airlines granting Buyer the authority to operate said Aircraft as a United Express operator, on terms satisfactory to Buyer ("United Approval").

          If on or before [   *] determines that United
          Approval will not be granted or received by such date, or in any event if Buyer has not received United Approval by such date for Block No. 3 of the Option Aircraft, then either party may, unless the parties agree to extend said date with such amendment to the terms hereof that may be appropriate in the circumstances, terminate those Aircraft positions held for Buyer pursuant to Letter Agreement No. 018 (Article 1.2), by providing ten (10) days notice.

2.   [    *]

     2.1 In the event that United Approval is not granted and either party terminates the exercise of Option Aircraft Block No. 2 as specified in 1.1 above,
          then        Buyer        shall        [          *
          ]

     2.2 Similarly, in the event that United Approval is not granted and either party terminates those Option Aircraft delivery positions as specified in
          1.2    above,    then    Buyer    shall    [     *
          ]


3. In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void.

4. The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

6. This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. To the extent of any inconsistency or conflict between this Letter Agreement and the Agreement, this Letter Agreement shall prevail.


Yours truly,
BOMBARDIER INC.



________________________                Date:_____________
Michel Bourgeois
Vice President, Contracts



Acknowledged and Accepted




Atlantic Coast Airlines



________________________                Date:_____________
Paul Tate
Sr. Vice President and C.F.O.


CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY
     WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
     A CONFIDENTIAL TREATMENT REQUEST.
               Bombardier Inc.
     Bombardier Regional Aircraft
          Division
     Garratt Boulevard
     Downsview, Ontario
     Canada M3K 1Y5
     Telephone (416) 633-7310

March 31, 1998
Our Ref: B98-7701-AP-RJ0350-021

Atlantic Coast Airlines
515A Shaw Road,
Sterling, Virginia,
U.S.A. 20166


Letter Agreement No. 021 to Purchase Agreement No. RJ-0350 dated January 8, 1997 (the "Agreement" between Bombardier Inc. ("BRAD") and Atlantic Coast Airlines ("Buyer") relating to the purchase of twenty-three (23) Canadair Regional Jet Aircraft (the "Aircraft")

Subject:  Flight Data Recorder

Gentlemen:

This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.


1.   [     *












      ]

2. The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

3. This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. To the extent of any inconsistency or conflict between this Letter Agreement and the Agreement, this Letter Agreement shall prevail.


Yours truly,
BOMBARDIER INC.



________________________                Date:_____________
Michel Bourgeois
Vice President, Contracts




Acknowledged and Accepted




Atlantic Coast Airlines



________________________                Date:_____________
Paul Tate
Sr. Vice President and C.F.O.




CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY
     WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
     A CONFIDENTIAL TREATMENT REQUEST.

               Bombardier Inc.
     Bombardier Regional Aircraft
          Division
     Garratt Boulevard
     Downsview, Ontario
     Canada M3K 1Y5
     Telephone (416) 633-7310

August 31, 1998
Our Ref: B98-7701-AP-RJ0350-022

Atlantic Coast Airlines
515A Shaw Road,
Sterling, Virginia,
U.S.A. 20166


Letter Agreement No. 022 to Purchase Agreement No. RJ-0350 dated January 8, 1997 (the "Agreement" between Bombardier Inc. ("BRAD") and Atlantic Coast Airlines ("Buyer") relating to the purchase of thirty-three (33) Canadair Regional Jet Aircraft (the "Aircraft")

Subject:  Cargo Floorboards

Gentlemen:

This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.   [     *





      ]

2.   [     *






           ]
3.   [     *






      ]

4. The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

5. This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. To the extent of any inconsistency or conflict between this Letter Agreement and the Agreement, this Letter Agreement shall prevail.


Yours truly,
BOMBARDIER INC.



________________________                Date:_____________
Michel Bourgeois
Vice President, Contracts




Acknowledged and Accepted




Atlantic Coast Airlines



________________________                Date:_____________
Paul Tate
Sr. Vice President and C.F.O.
CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY
     WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
     A CONFIDENTIAL TREATMENT REQUEST.
August 27, 1998

Tony Prezioso
Bombardier Inc.
123 Garratt Blvd.
Downsview, Ontario, Canada
M3K 1Y5

Re:  Letter Agreement No. 23 to Purchase Agreement (the
     "Purchase Agreement") Between Bombardier Inc. and
     Atlantic Coast Airlines dated January 8, 1997

Dear Tony:

     This Letter Agreement No. 23, when countersigned by you, shall set forth our further understanding with regard to the matters contained herein.

     [     *





     ]

     [     *



                                      ]

     All other terms and conditions of the Purchase
Agreement shall remain unchanged. The foregoing terms are subject to the terms and conditions of the Purchase
Agreement. Defined terms used but not defined herein shall be as defined in the Purchase Agreement. All amounts expressed herein shall be in U.S. dollars.

     In Witness Whereof, the parties hereto have executed this Letter Agreement No. 23 as of the day and year first above written.

AGREED and ACCEPTED:

Atlantic Coast Airlines  Bombardier, Inc.


By:  _____________________________ By:
     ____________________________
     Paul H. Tate

Title:    Senior Vice President    Title:


CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY
     WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
     A CONFIDENTIAL TREATMENT REQUEST.
               Bombardier Inc.
     Bombardier Regional Aircraft
          Division
     Garratt Boulevard
     Downsview, Ontario
     Canada M3K 1Y5
     Telephone (416) 633-7310

December 17, 1998
Our Ref: B98-7701-AP-RJ0350-024

Atlantic Coast Airlines
515A Shaw Road,
Sterling, Virginia,
U.S.A. 20166


Letter Agreement No. 024 to Purchase Agreement No. RJ-0350 dated January 8, 1997 (the "Agreement" between Bombardier Inc. ("BRAD") and Atlantic Coast Airlines ("Buyer") relating to the purchase of forty-three (43) Canadair Regional Jet Aircraft (the "Aircraft")

Subject:  Additional Option Aircraft

Gentlemen:

This letter constitutes an integral part of the Agreement and evidences our further agreement with respect to the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.0  [     *


      ]

     1.1 The Additional Option Aircraft will be as described in Article 2 of the Agreement.

     1.2  The price for each of the Additional Option
          Aircraft will [     *



           ]
     1.3  The Option Aircraft shall be offered in [    *





                ]

     1.4  [     *

                             ]

          [     *

















      ]

2.0 In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void.


3.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.



Yours truly,
BOMBARDIER INC.



________________________                Date:_____________
Anthony Prezioso
Manager, Contracts




Acknowledged and Accepted




ATLANTIC COAST AIRLINES



________________________                Date:_____________
Kerry B. Skeen
President and C.E.O.


CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY
     WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
     A CONFIDENTIAL TREATMENT REQUEST.
January 20, 1999

Tony Prezioso
Bombardier Inc.
123 Garratt Blvd.
Downsview, Ontario, Canada
M3K 1Y5

Re:  Letter Agreement No. 25 to Purchase Agreement (the
     "Purchase Agreement") Between Bombardier Inc. and
     Atlantic Coast Airlines dated January 8, 1997

Dear Tony:

     This Letter Agreement No. 25, when countersigned by you, shall set forth our further understanding with regard to the matters contained herein.

     [     *

              ]

     [     *



                   ]

     All other terms and conditions of the Purchase
Agreement shall remain unchanged. The foregoing terms are subject to the terms and conditions of the Purchase
Agreement. Defined terms used but not defined herein shall be as defined in the Purchase Agreement. All amounts expressed herein shall be in U.S. dollars.

     In Witness Whereof, the parties hereto have executed this Letter Agreement No. 25 as of the day and year first above written.

AGREED and ACCEPTED:

Atlantic Coast Airlines  Bombardier, Inc.


By:  _____________________________ By:
     ____________________________
     Richard J. Kennedy

Title:    Vice President & Secretary    Title: